                                                                   Exhibit 10.53

                                                Global Industry Groups
                                                Level 15, 260 Queen Street
                                                BRISBANE QLD 4000

                                                Telephone: 07 3227 2348
                                                Fax: 07 3221 9620
                                                Email: swimberley@westpac.com.au

15 July 2003

The Secretary,
Collins Restaurants Management Pty Ltd
16 - 20 Edmondstone Street,
Newmarket, Qld 4051

Dear Sir

A$40,000,000 Bill Acceptance and Discount Facility

Westpac Banking Corporation (Westpac) is pleased to offer Collins Restaurants Management Pty Ltd ACN 093 912 979 (Collins) a facility on the following terms.

Collins is requested to acknowledge its acceptance of this offer by signing the accompanying copy of this agreement and returning it to Westpac before the offer expiry date of 11 August 2003.

Capitalised terms used in this agreement are defined either in the text or in the clause headed "Definitions".

This is a Bank Document for the purposes of the Guarantee.

                         (C)Westpac Banking Corporation                   Page 1

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                                          Collins Restaurants Management Pty Ltd

1.  Facility Details

Maximum face amount of Bills   A$40,000,000 (the Commitment).
outstanding at any time:

                               Each time the Commitment is reduced (or when the Commitment is cancelled) Collins will retire sufficient Bills to ensure that the maximum face amount of outstanding Bills does not at any time exceed the Commitment.

                               The undrawn Commitment may be cancelled by Westpac on demand. The Commitment will automatically reduce by $667,000 each month and will be automatically cancelled on the Expiry Date.

                               If the face amount of the Bills maturing on any day exceeds the face amount of Bills accepted and discounted on that day, the Commitment will reduce by the amount of that excess.

Discount rate:                 For each Bill, the Reuters BBSY bid rate for a
                               period equal to the term of the Bill, on the date on which the Bill is to be discounted, or if there is no BBSY rate for that term, the rate selected by Westpac as equivalent (Discount
                               Rate).

Fees:
..   Establishment Fee          $230,000 payable on acceptance of this agreement.
..   Line Fee                   1.00% per annum of the daily amount of the
                               Commitment from the date of acceptance of this
                               agreement payable quarterly in advance on the
                               first Business Day of each calendar quarter and
                               on the date of acceptance of this agreement (or
                               at any other intervals designated by Westpac from
                               time to time). If the Commitment is cancelled or
                               reduced in the quarter the relevant amount of fee
                               is refundable.
..   Acceptance Fee             1.25% per annum, (the Margin) calculated on the
                               face amount of each Bill accepted from and
                               including the date of acceptance until the Bill's
                               maturity date.
..   Preparation Fee            $100 per drawdown
Term:                          Until 31 July 2008 or as otherwise agreed (Expiry
                               Date).
Purpose:                       The facility will be used for the following
                               purposes:
                               .  refinance Collins' existing Bill facility with
                                  Westpac;
                               .  repay subordinated debt owing to Restaurant
                                  Concepts International Inc of a principal
                                  amount of A$20,800,000 plus accrued interest
                                  on that amount; and
                               .  general corporate purposes.
Security:                      All existing security securing Collins's
                               obligations to Westpac.

                         (C)Westpac Banking Corporation                   Page 2

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                                          Collins Restaurants Management Pty Ltd

2.  The Facility

Facility

Collins can require Westpac to accept Bills and discount them under the facility on any Business Day.

Conditions Precedent

Before Collins can require the acceptance and discount of Bills, Collins must sign and return a copy of this agreement and Westpac must have received:

(a) a drawdown notice in the form attached by 10am (local time) at least 2 Business Days before the proposed date for accepting and discounting Bills (the Drawdown Date);

(b)  the following in form and substance satisfactory to Westpac:

     (i) a verification certificate in the form attached to this agreement with the attachments referred to;

     (ii) the Variation Agreement relating to the Guarantee provided to Collins with this agreement duly signed by the parties;

(c) any fees payable before or on the Drawdown Date as set out in clause 1 "Facility Details"; and

(d) where a security document has previously been given to Westpac by another entity for another transaction, and is to be used to secure the facility, consent from that entity.

No default

Westpac is not obliged to accept or discount Bills under this agreement if on the Drawdown Date there is:

(a) (or will be) for any reason an excess over the Commitment of the face amount of outstanding Bills;

(b)  a continuing Event of Default (as defined in the Guarantee), or

(c) a breach or other event which with notice or time or both would become an Event of Default.

However, Westpac may at its discretion make available to Collins an amount not exceeding the face amount of the Bills requested. That amount, if provided at all by Westpac, will be provided as a loan which is repayable on the earlier of:

                         (C)Westpac Banking Corporation                   Page 3

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                                          Collins Restaurants Management Pty Ltd

(a)  demand by Westpac for repayment of that amount, and

(b) notice by Westpac under the clause headed "Westpac's Remedies and Powers" below.

Collins shall pay interest monthly in arrears on the loan. The interest will accrue from day to day at a rate equal to 2% per annum plus Westpac's Reference Lending Rate then applicable.

Cancellation of Commitment

Collins can cancel all or part of the undrawn Commitment by giving two Business Days irrevocable notice to Westpac. Cancellations must be in multiples of $100,000.

3.   Facility Procedures

Preparation of Bills

Westpac need not prepare Bills, and ordinarily will not do so. Only Westpac may require that physical Bills be brought into existence. However, Westpac may itself prepare Bills or require Collins to prepare Bills under this agreement.

If Westpac does not require the physical preparation of Bills it will be taken to have prepared, signed on behalf of Collins (as drawer) accepted and discounted Bills in compliance with this agreement. This agreement will apply as if:

(a)  Westpac had prepared, accepted and discounted those Bills, and

(b)  Collins had signed those Bills as drawer.

Form of Bills

Bills prepared under this agreement must:

(a) be in a form acceptable to Westpac, and to the extent practicable, have a face amount of $100,000 or any other amount specified by Westpac;

(b)  be expressed to be drawn by Collins and signed by Collins as drawer;

(c) be payable at Westpac's office at: 3rd Floor, 255 Elizabeth Street, Sydney, NSW 2000, or any other address which Westpac may specify;

(d)  have the name of the payee left blank;

(e) have a term, as required by Collins of 1, 2, 3, 4, 5 or 6 months or any other term Westpac and Collins may agree; and

(f)  mature on a Business Day which is not later than the last day of the Term.

                         (C)Westpac Banking Corporation                   Page 4

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                                          Collins Restaurants Management Pty Ltd

Collins must select terms and amounts for Bills so that the total face amount of outstanding Bills will not at any time exceed the Commitment.

Authority

Collins irrevocably and for value authorises Westpac:

(a)  to complete and deliver Bills under this agreement,

(b) on behalf of Collins and in Collins's name to prepare Bills complying with this agreement and to sign them as drawer and if applicable, endorse them, and to alter any non-complying Bills.

4.   Acceptance and Discount

Acceptance and Discount

When it is obliged under this agreement to accept and discount Bills Westpac will:

(a)  accept those Bills,

(b) if necessary, insert as payee itself or any other person who is to buy those Bills, and

(c) discount those Bills and pay to Collins or as it directs an amount equal to the sum of the face amount of those Bills less the sum of:

     (i) a discount amount for each Bill which would result in a yield to maturity on that Bill calculated at the Discount Rate (expressed as a yield percent per annum),

     (ii)   the acceptance fee for the Bills,

     (iii)  the preparation fee for the Bills,

     (iv) any applicable stamp duty or other tax payable by Westpac on or in respect of the Bills or any payment under this agreement (including financial institutions duty), and

     (v)    any other amount owing by Collins to Westpac under this agreement.

5.   Payment Obligations

Indemnity

Collins shall indemnify Westpac on demand against all liabilities of Westpac as acceptor or endorser of Bills.

                         (C)Westpac Banking Corporation                   Page 5

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                                          Collins Restaurants Management Pty Ltd

Liability on Bills

As between Westpac and Collins, Collins is primarily liable in respect of all Bills. Accordingly:

(a) the liability of Collins with respect to any Bill will not be discharged because Westpac becomes the holder of that Bill before, on or after its maturity, and

(b) not later than 11 am on the maturity date for each Bill, Collins shall pay to Westpac an amount equal to the face amount of that Bill.

Netting Off

Where new Bills are to be drawn and accepted on the maturity date of old Bills, only the net amount as between the amounts payable on that date:

(a) by Collins to Westpac under the clause headed "Payment Obligations" in respect of the face amount of the old Bills, and

(b) by Westpac to Collins by way of proceeds of the new Bills under The clause headed "Acceptance and Discount",

need be paid.

Fees

Collins will pay fees as set out in this agreement.

Repayments

The facility provided under this agreement will terminate at the Expiry Date, and at that time Collins will pay to Westpac:

(a) all money owing by it to Westpac under or in connection with the facility provided under this agreement, and

(b)  the face amount of all Bills then outstanding.

6.   Representations and Undertakings

Collins makes the representations and gives the undertakings in the Guarantee.

7.   Hedging

From time to time and initially within 90 days after drawdown of the facility, Collins must hedge its projected floating rate interest exposure in accordance with a hedging strategy determined by Collins and reasonably acceptable to Westpac to the extent that the Commitment under this facility

                         (C)Westpac Banking Corporation                   Page 6

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                                          Collins Restaurants Management Pty Ltd

is greater than $20,000,000 (or such other amount as is acceptable to Westpac acting reasonably) for the period until the Expiry Date.

8.   Westpac's Remedies and Powers

Event of Default

If an Event of Default (as defined in the Guarantee) occurs then Westpac may at any time do either or both of the following:

(a)  terminate the facility and cancel the Commitment; and

(b)  by written notice require Collins to pay to Westpac all or some of:

     (i) the money actually or contingently owing by it to Westpac under or in connection with the facilities, and

     (ii) the face amount of all Bills outstanding as at the date of that notice.

Collins will pay those amounts immediately.

If a notice requires the payment of only some of the amounts lent or provided or otherwise outstanding, then Westpac may at any time by written notice require Collins to pay further amounts, until all amounts lent or provided or actually or contingently outstanding by Collins have been paid.

Amounts paid on unmatured Bills and contingent amounts

(a) Any amount paid to Westpac under this clause in respect of any unmatured Bill or in respect of any sum contingently owing, and

(b)  interest credited under this clause,

will accrue and be credited with interest at a rate and in a manner which Westpac determines would under its normal procedures apply to deposits of a similar amount at call (or of any other term specified by Westpac).

Westpac may apply it in or towards satisfaction of any sum at any time payable by Collins to Westpac under or in relation to this agreement or any security document, including in respect of Bills.

It is repayable by Westpac to the extent only that on any day it exceeds the amount of all money owing to Westpac under or in connection with this agreement or any security document (including, without limitation, the total face amount of the outstanding Bills and all amounts which are then or may subsequently become contingently owing).

                         (C)Westpac Banking Corporation                   Page 7

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                                          Collins Restaurants Management Pty Ltd

Application of Money - Set-Off

If Collins does not pay an amount when due, Westpac may apply any money in any of Collins's accounts (whether or not matured) in payment of any amount payable under this agreement. It need not do so. It can convert currencies using its normal procedures.

No Waiver

No failure to exercise a power, and no delay in exercising a power, operates as a waiver. Waivers must be in writing.

9.   Payments - general provisions

Method of Payment

Collins will make all payments at the address on the first page of this agreement or as specified by Westpac. Payments must be in cleared funds and free of any set-off or deduction, except for taxes where required by law. All payments will be made by 11am (local time) in the place of payment.

Time of Payment

Unless otherwise stated, amounts payable under the clauses below headed "Yield Protection" and "Additional Payments" are payable within 2 Business Days of demand.

Default Interest

Interest will accrue each day on each amount due but unpaid. The rate will be Westpac's advertised Reference Lending Rate (or any equivalent rate which is substituted for this rate from time to time) then applicable plus the Margin plus 2% per annum. That interest accrues before and after any judgment.

Westpac may debit Collins's account with accrued interest under this paragraph on any day. If it does not do so more often it will be taken to have done so monthly. That interest will then itself bear interest.

10.  Yield Protection

Whenever Westpac determines that a Change in Law (as defined below) has the effect of:

..    increasing its costs of funding or maintaining the facility, or reducing its return or amounts received in respect of the facility; or

..    reducing its return on capital allocated to the facility (including because more capital needs to be allocated to the facility or cannot be used elsewhere),

                         (C)Westpac Banking Corporation                   Page 8

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                                          Collins Restaurants Management Pty Ltd

then Westpac will promptly notify Collins who must pay Westpac the amount Westpac certifies is necessary to compensate it. That certificate will give an outline of the calculation, and will be conclusive and bind Collins in the absence of manifest error.

If Collins so requests, Westpac will negotiate in good faith with a view to finding a means of minimising the effect, but it is not a defence that the effect could have been avoided or minimised.

A Change in Law is the introduction of, or a change in, any law, official directive, ruling or request or a change in its interpretation. If it does not have the force of law, it must be one with which responsible Australian banks would comply. Without limitation, it includes any of these circumstances which occurs with respect to capital adequacy, special deposit, liquidity, reserve, prime assets, tax or prudential requirements (except a change in tax on overall net income).}

11.  Additional Payments

Indemnity and costs

Collins will indemnify Westpac against any liability, loss, cost or expense (including legal costs on a full indemnity basis and including any goods and services tax or similar tax) it incurs in or as a result of a breach of its obligations, or actual or contemplated enforcement of this agreement and any security for this agreement.

Collins will pay Westpac's reasonable external legal costs (including goods and services tax or similar tax) in relation to the preparation of this agreement and any security for this agreement, and any amendment of it, or any consent or waiver.

Goods and Services Tax

Notwithstanding any other provision of this agreement, any amount payable to Westpac under this agreement does not include any goods and services tax or similar tax by whatever name called (including GST as defined in A New Tax System (Goods and Services Tax) Act 1999, as amended from time to time, (the "GST law")). Terms defined in the GST law have the same meaning in this agreement.

To the extent that any supply under or in connection with this agreement by Westpac constitutes a taxable supply, the consideration payable will automatically be increased to include an additional amount on account of GST. That amount will be the product of the value of the consideration for the supply and the prevailing GST rate.

Stamp Duty

Collins will pay all stamp, transaction and other similar duties and charges in relation to this agreement, any bill of exchange made under it and any security and any transaction under them. This includes financial institutions duty and debits tax. Collins will also pay any fines and penalties

                         (C)Westpac Banking Corporation                   Page 9

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                                          Collins Restaurants Management Pty Ltd

unless they result from a failure by Westpac to lodge a document for stamping in sufficient time, having received from Collins the amount of stamp duty in good time.

12.  General

Statements of amounts due in evidence

A written statement by Westpac as to any amount due under this agreement will be sufficient evidence of that amount unless Collins proves it wrong.

Assignment

Collins may not assign its rights under this agreement. Westpac may transfer any part of its rights and, with Collins' consent, obligations. Collins will not withhold that consent unreasonably. Westpac may disclose information to a potential transferee or sub-participant.

Where Westpac wants to transfer any part of its obligations Collins will sign when requested by Westpac a document which will effect that transfer and which does not increase Collins's obligations. Westpac will bear its own costs and stamp duty on that document.

Notices

Notices, demands, statements, consents, requests, requirements and certificates (Notices) must be in writing. Except where they instruct Westpac in relation to a value transaction, they may be sent by facsimile, post or any other means to the recipient's address or number set out on the signature page or any other address or number notified to the sender by the recipient.

Notices that instruct Westpac in relation to a value transaction may only be given by delivery of the original signed notice unless Westpac agrees otherwise.

Notices will be taken to have been given if delivered or left at that address, on the dates on which they are delivered or left.

Notices and Westpac Authorised Signatories

Any Notice, or other communication by Westpac may be given by any person whose title includes the word manager, head, director, counsel or president, or any attorney authorised to do so. Any such person may sign bill of exchange on behalf of Westpac or (if Westpac is authorised to sign the Collins's bills of exchange), Collins.

Notices and Collins Authorised Signatories

All documents required to be signed by Collins under this agreement shall be signed on its behalf by one or more authorised signatories referred to in the verification certificate, or any other or additional authorised signatories subsequently appointed, whose names and specimen signatures have been notified to Westpac.

                         (C)Westpac Banking Corporation                  Page 10

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                                          Collins Restaurants Management Pty Ltd

Amendments to legislation referred to in this agreement

A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it.

Governing Law and Jurisdiction

This agreement is governed by Queensland law. Collins accepts the non-exclusive jurisdiction of the courts having jurisdiction there.

13.  Definitions

In this agreement:

Bill means a Bill of Exchange as defined in the Bills of Exchange Act 1909 which is, or is to be, accepted or discounted under this agreement or is taken to be accepted or discounted under this agreement (whether or not it physically exists). It includes a bill which bears a purported signature on behalf of Collins which has been discounted by Westpac under this agreement, even if that signature was not authorised or forged.

Business Day means any weekday on which Westpac is open at the address referred to on the signature page.

Guarantee means the Unlimited Cross Guarantee and Indemnity and Negative Pledge with Financial Ratio Covenants between Collins Foods Group Pty Ltd and others and Westpac dated 21 August 2000 (as amended and restated on or about the date of this agreement).

A reference to an outstanding Bill is to a Bill which has been accepted or discounted under this agreement (or which Collins has not paid the face amount or provided cash cover under this agreement. This applies whether or not the Bill has matured, been presented for payment or been paid on presentation by Westpac.

Signed for Westpac Banking Corporation by its authorised officer



____________________________
Scott Wimberley
Associate Director


Address: Level 15, 260 Queen Street Brisbane Qld 4000
Facsimile: 07 3221 9620

                         (C)Westpac Banking Corporation                  Page 11

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                                          Collins Restaurants Management Pty Ltd

Accepted and agreed for and on behalf of:
Collins Restaurants Management Pty Ltd ACN 093 912 979 in accordance with a unanimous resolution of its board.




____________________________________    ____________________________________
 Director                               Director/Secretary



Name (please print)                     Name (please print)


Date of acceptance:.....................

Address: 16 - 20 Edmondstone Street Newmarket Qld 4051
Facsimile: 07 3352 0970

                         (C)Westpac Banking Corporation                  Page 12

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                                          Collins Restaurants Management Pty Ltd

Form of Verification Certificate

TO:  Scott Wimberley
     Westpac Banking Corporation
     Level 15, 260 Queen Street Brisbane 4000

A$40,000,000 Bill Acceptance & Discount Facility for Collins Restaurants Management Pty Ltd

I am a secretary/director of Collins Restaurants Management Pty Ltd ACN 093 912 979, (the Company).

Attachments

Attached are complete copies of all amendments to the Company's constitution made since 21 August 2000.

Board Resolutions to sign documents

On ..................................... the directors of the Company resolved unanimously to authorise the signing of the documents described above by
....................................... and .....................................

Authorised Signatories

The specimen signatures appearing below are those of the person(s) authorised to sign the documents described above, and give notices for the Company in connection with the documents described above.

Authorised Signatory                     Specimen Signature

...........................               .........................

...........................               .........................

Solvency

The Company is solvent. It is not prevented by Chapter 2E or any other provision of the Corporations Act 2001 from entering into and performing any of the documents described above.

Signed by: ........................

Name (please print):

Title: Secretary/Director

Dated: ....................

                         (C)Westpac Banking Corporation                  Page 13

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                                          Collins Restaurants Management Pty Ltd

Form of Drawdown Notice

TO:  Scott Wimberley
     Westpac Banking Corporation
     Level 15, 260 Queen Street Brisbane 4000

A$40,000,000 Bill Acceptance & Discount Facility for Collins Restaurants Management Pty Ltd

I refer to the facility agreement dated 16 July 2003.

I am authorised to give this irrevocable notice on behalf of Collins. The representations by Collins in the agreement are true as of today.

We request you to prepare, complete, draw, endorse (if necessary), sign and deliver on our behalf Bills (details of which appear in the schedule below) drawn by Collins on Westpac. We acknowledge that, unless Westpac specially requires that Bills be physically prepared and drawn, Westpac need not do so, but will be taken to have done so.

We request Westpac to do as follows on ................................. [NOTE:
Date must be a Business Day, this date will be the "Date Bills drawn" in the schedule of Bills.]

(1)  accept the Bills for Collins's accommodation;

(2) complete the name of the payee on the Bills, buy them or at Westpac's option sell them to any person and credit the net proceeds after deducting any moneys payable under (3) below to Collins's Account Number
     ................................... at the ............................
     Branch of ................................; and
(3)  debit to Collins's Account Number ............................. at the
     .................................... Branch of Westpac (OR) deduct from the proceeds referred to in (2) above the amount of Westpac's acceptance and other fees and any stamp or other duty payable in respect of the Bills;

Schedule of Bills

Drawer's No. of Bill   Date Bills drawn (or     Maturity Date        Face Amount
(optional)             are requested to be
                       drawn)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                         (C)Westpac Banking Corporation                  Page 14

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                                          Collins Restaurants Management Pty Ltd

Signed for Collins Restaurants Management Pty Ltd by its authorised officer




_________________________________
Name* (please print):

Title:

Dated

*(To be signed by authorised signatory whose signature and status have been verified to Westpac.)

                         (C)Westpac Banking Corporation                  Page 15

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                                  Annexure `A'

       Dated 21 August 2000 as amended and restated on the date the Variation Agreement takes effect.

                           Collins Foods Group Pty Ltd
                                 ACN 009 937 900

                  And the Other Companies Listed in Schedule A

                                 In Account with

                           Westpac Banking Corporation
                               ABN 33 007 457 141

                          UNLIMITED CROSS GUARANTEE AND
                       INDEMNITY AND NEGATIVE PLEDGE WITH
                            FINANCIAL RATIO COVENANTS

                     By the Guarantors Listed in Schedule A

                          UNLIMITED CROSS GUARANTEE AND
                  INDEMNITY AND NEGATIVE PLEDGE WITH FINANCIAL
                                 RATIO COVENANTS

The guarantees, indemnities, negative pledges and financial ratio covenants in this Agreement are given

By     each of the Companies Listed in Schedule A (each, a "Guarantor")

To Westpac Banking Corporation (ABN 33 007 457 141) ("Westpac") of 15th Floor, 260 Queen Street, Brisbane, Queensland

For the liabilities and obligations to Westpac of Each Other of the Companies Listed in Schedule A (each, a "Customer") on the conditions set out in this Agreement

In exchange for Westpac providing or continuing credit to one or more (whether jointly or severally) of the Customers, or not taking immediate action to enforce those Customers' obligations to Westpac.

The liabilities and obligations which the Guarantors guarantee to Westpac are:

All liabilities and obligations of the Customer to Westpac of any kind and for any reason, now or in the future, whether or not currently contemplated, including where Westpac obtains rights because of an assignment or transfer

(as amended, the "Guaranteed Obligations") and all money which the Customer may owe to Westpac, now or in the future, for any reason under or in relation to the Guaranteed Obligations, whether the money is or becomes owed: (a) by the Customer alone, or together with one or together with one or more others, or (b) actually or contingently,

(including amounts referred to in Clause 1) (the "Guaranteed Money").

Each Guarantor's liability as guarantor under this Agreement is unlimited.

                         Definitions and Interpretation

1.   Definitions

In this Agreement:

"Administration" includes bankruptcy, administration arising out of mental illness or incapacity, administration of an insolvent estate, administration of a corporation, arrangement, receivership or winding up, dissolution or anything similar.

"Accounts" means profit and loss accounts, balance sheets, cash flow statements and statements, reports (including auditor's reports and director's reports) and notes attached to, or intended to be read with, any of them.

"Agreement" includes any document or instrument of any kind, any deed, agreement or arrangement.

"anyone" includes without limitation anyone who signs this Agreement, the Customer or anyone else who gives a Security.

"Authorisation" includes any consent, registration, filing, lodgment, agreement, certificate, notarisation, permission, licence, approval, authority or exemption, from by or with any Governmental Agency. Where a Governmental Agency can prohibit or restrict something if it acts within a specified period after formal notification of it (for example lodgement, registration or filing), Authorisation includes the expiry of that period without that action.

"Bank Document" means this Agreement, any agreement the performance of which is secured or guaranteed by this Agreement, any agreement that documents the terms of any Finance Debt between Westpac and any one or more Guarantors, any Security, or any agreement or document issued under or entered into in connection with any of them including without limitation any subordination agreement. It includes any amendment or replacement of any of them.

"Bill Facility" means the bill acceptance and discount facility described in the Bill Facility Agreement.

"Bill Facility Agreement" means the Agreement between Collins Restaurants Management Pty Ltd ACN 093 912 979 and Westpac dated 11 July 2003.

"CFG" means Collins Foods Group Pty Ltd ACN 009 937 900.

"CFG Group" means CFG and its Subsidiaries.

"EBITDA" means, for a period, the aggregate of:

(a) Operating Cash Flow for the period; and

(b) Interest Expense for the period (excluding Interest Expense relating to Subordinated Debt);

"Event of Default " has the meaning given in clause 13 below.

"Finance Debt" includes any indebtedness, present or future, actual or contingent in relation to money borrowed or raised or any other financing. It includes any such indebtedness under or in respect of any of the following: a Guarantee, a discounting arrangement, a Finance Lease, deferred purchase price (for more than 90 days), or an obligation to deliver property or provide services paid for in advance by a financier. It also includes exposure under any interest, commodity, securities, index, or currency exchange, option, hedge, swap or other similar arrangement.

"Finance Lease" means a Lease which under Australian Accounting Standard 17 is (or would if that Standard was applied to the relevant company or the Lease was regarded as a "lease" for the purposes of that Standard be) regarded as a finance lease or which under any other applicable Accounting Standard would be regarded as a finance lease.

"Franchisor" means a franchisor under any franchise agreement to which a Relevant Company is a party.

"Free Cash Flow" means, for any period:

(a) EBITDA for the period; less

(b) capital expenditure for the period which is not to exceed the amount specified in clause 12.3.

"Governmental Agency" means any government or any governmental, semi-governmental, statutory, judicial entity or authority. It includes any self-regulatory organisation established under statute and any stock or futures exchange.

"Guarantee" means any guarantee, indemnity, letter of comfort or other assurance against loss. It includes any obligation to be responsible for the solvency or financial condition of another party, or for payment of a debt or obligation of another party, either directly or indirectly (for example, by acquiring the debt or obligation). "Guaranteed" has a corresponding meaning.

"Guaranteed Money" includes at any time:

(a) money which the Customer would have owed Westpac under or in relation to the Guaranteed Obligations but for some reason as described in Clause 9;

(b) money which the Customer is or may become liable to pay to Westpac as surety for the liabilities of another person;

(c)  money owed because of an assignment to Westpac;

(d) money which will become payable to Westpac by the Customer only if particular circumstances occur, even though the Customer may not at a particular time be under an existing obligation to pay that money (for example damages or compensation).

"Guaranteed Obligations" includes at any time obligations and liabilities which the Customer would have owed Westpac but for some reason as described in Clause 9.

"Guarantor" means any party which gives any Guarantee or Security Interest in relation to the obligations of a Customer to Westpac now or in the future.

"Interest Expense" means all gross interest expenses and all other outgoings in the nature of interest (including, without limitation, Finance Lease charges) incurred by CFG Group in respect of Total Group Debt as disclosed by the Latest Financial Information.

"Latest Financial Information" means the most recent consolidated financial information (after making such adjustments as in the opinion of CFG's auditor are necessary for the proper determination of the financial condition of CFG Group.

"Lease" means:

(a)  any lease, charter, hire purchase or hiring arrangement of any property;

(b) any other agreement under which any property is or may be used or operated by a person other than the owner; or

(c) any agreement or arrangement under which any property is or may be managed or operated for or on behalf of the owner or another person by a person other than the owner, and the operator or manager or its related body corporate (as defined in the Corporations Law) (whether in the same or another agreement or arrangement) is required to make or assure minimum, fixed and/or floating rate payments of a periodic nature, but does not include an Operating Lease.

"Lease Rental Obligations" means, for a period, the aggregate amount of all payments required to be made during the period pursuant to an Operating Lease.

"Material Adverse Effect" means, in the reasonable opinion of Westpac, a material adverse effect on:

(a) the business, assets, operations, material contracts (taken as a whole) or condition, financial or otherwise of a Guarantor;

(b) the ability of a Guarantor to perform any of its obligations under a Bank Document;

(c) the rights or benefits available to Westpac under the Bill Facility Agreement; or

(d)  the effectiveness of, or the validity or enforceability of any Bank
     Document.

"Operating Cash Flow" means, for any period, the aggregate of:

(a)  operating profit (or loss) before income tax excluding abnormal items; and

(b) amortisation and depreciation as determined in accordance with generally accepted accounting principles,

of CFG Group.

"Operating Lease" means a Lease which under the Australian Accounting Standard 17 is (or would if that Standard was applied to the relevant Company or the Lease was regarded as a `lease' for the purposes of that Standard) regarded as an operating lease or which under any other applicable Accounting Standard would be regarded as an operating lease.

"Potential Event of Default" means any event, thing or circumstance which with the giving of notice or passage of time or both would become an Event of Default. It includes any breach of a Bank Document.

"Reference Lending Rate" means the rate Westpac regularly publishes in major metropolitan newspapers as its "Reference Lending Rate" or such other rate as may supercede its Reference Lending Rate.

"Relevant Company" means any Guarantor or Customer or any Subsidiary of any of them.

"Security" is any Security Interest, claim or other right held by Westpac from or against the Customer or anyone else in relation to the Guaranteed Obligations or the Guaranteed Money, now or in the future. It includes the rights against any Guarantor under this Agreement.

"Security Interest" includes any mortgage, pledge, lien, charge or other security or any arrangement which gives a creditor a preferential right to an asset or its proceeds.

"Senior Interest" means, for a period, the Interest Expense incurred during the period in respect of the Total Senior Debt.

"SIM" means Sizzler International Marks Inc.

"SIM Group" means SIM and its subsidiaries.

"Subordinated Debt" means all Finance Debt (other than Finance Debt payable to Westpac) which has been subordinated on terms acceptable to Westpac.

"Subsidiary" of a corporation is an entity whose accounts are included in that corporation's consolidated accounts.

Total Group Debt means at any time the aggregate amount (as disclosed by the Latest Financial Information) of all outstanding Finance Debt of CFG Group other than trade creditors, TNA's (Transaction Negotiation Authorities), Cheque Cashing Authorities and Finance Debt owing to Worldwide Restaurant Concepts, Inc. or any of its subsidiaries which is subordinated to monies owing to Westpac.

"Total Senior Debt" means all Finance Debt which is not Subordinated Debt.

"Verification Certificate" means a certificate described in any Bank Document and given by a director or secretary of any Guarantor confirming the matters described therein.

Where an example is given, it does not limit what else might be included.

Unless otherwise stated all references to money are references to Australian dollars.

References to any document include references to the document as varied, supplemented or novated.

References to any gender include all genders.

References to persons include references to any entity including without limitation any individual or body corporate.

References to the plural include the singular and vice versa.

                      CONDITIONS OF GUARANTEE AND INDEMNITY


2.  Guarantee


The Guarantor guarantees to Westpac that the Customer will:

(a) pay to Westpac on time all the Guaranteed Money, and

(b) perform the Guaranteed Obligations.

If the Customer does not pay an amount of the Guaranteed Money when it is due, Westpac may demand that the Guarantor pay that amount. The Guarantor must then immediately pay that amount to Westpac. Westpac can make any number of demands and demand can be made:

(c) for all or part of the Guaranteed Money; and

(d) even if Westpac does not take action to recover the Guaranteed Money from the Customer.


3.  Extent of Guarantee


This Agreement is a guarantee for the full amount of the Guaranteed Money and is a principal obligation and shall not be treated as ancillary or collateral to any other right or obligation.


4.  Continuing Guarantee


The Guarantor's obligations under this Agreement are continuing. Even though Westpac receives payments from or makes arrangements with the Customer or anyone else, the Guarantor is still liable for the Guaranteed Money and the Guaranteed Obligations now and in the future.

The guarantee hereunder is a guarantee of payment, and not merely of collectability, and may be enforced against any Guarantor without first proceeding against the Customer or any collateral for or other guarantees of the Guaranteed Obligations.


5.  Insolvency


If:

(a) the Customer or anyone goes into Administration, and

(b) in the Administration, Westpac makes a claim which in any way relates to any of the Guaranteed Money or other money owed to Westpac by the Customer,

then if Westpac receives money as a result of making such a claim or for any other reason, it may set that money aside.

Westpac need not use the money set aside to pay the Guaranteed Money until it has received enough in respect of the Guaranteed Money (including the amount set aside) to pay all of the Guaranteed Money. Until that happens, the Guarantor is fully liable for the Guaranteed Money, as if Westpac had not received the money set aside.

Until the Guaranteed Money has been irrevocably paid and discharged in full, the Guarantor shall not be entitled either directly or indirectly to prove in any Administration of the Customer or claim or receive any benefit of any such Administration.


6.  Variation of Arrangements with Customer


This Agreement applies automatically to all dealings between Westpac and the Customer, whether or not those dealings increase the Guarantor's liability and whether or not Westpac notifies, or obtains the consent of, the Guarantor including:

(a) a change in the Guaranteed Obligations or Guaranteed Moneys, or

(b) new or replacement obligations.


7.  Unconditional Obligation


The Guarantor's liability under this Agreement is unconditional. It is not affected by anything which might release the Guarantor from or limit all or part of its obligations, including if:

(a) Westpac does not exercise any of its Security or rights against the Customer or anyone,

(b) Westpac makes any arrangement, transaction or compromise with the Customer or anyone, including one which varies, takes away or limits its Security or rights or its freedom to exercise them,

(c) Westpac gives the Customer or anyone a full or partial discharge or release or time to pay or any other concession,

(d) this or any document or Security is temporarily or permanently unenforceable, is not taken by Westpac, is lost, is not signed by anyone or is not binding on anyone intended to give a Guarantee or Security,

(e) there is a change in the nature or constitution of the Customer or anyone including its members,

(f) that or any other Guarantor, the Customer or anyone dies, becomes insolvent or incapacitated or goes into some form of Administration, or

(g) the Customer or anyone has any claim against Westpac.


8.  Refund of Payments


For some reason (for example, a law about Administration or directors' duties) Westpac may have to refund or give up any money which the Customer or anyone else has paid to it, or which it recovers in any way. If that happens the Guarantor owes Westpac all the money that it would have owed if the amount refunded or given up had never been paid to or received by Westpac. The Guarantor will do everything it can to restore to Westpac any rights against the Guarantor or its property which Westpac had before it received the money which it later had to refund or give up.

9.  Indemnity


If for any reason (for example, lack of capacity or authority, Administration, illegality or inadequate or improper execution or stamping):

(a) Westpac has no legal right to recover an amount of the Guaranteed Money from the Customer or enforce the Guaranteed Obligations, or

(b) the Customer is not bound by obligations that would otherwise have been Guaranteed Obligations or owe an amount that would otherwise have been included in the Guaranteed Money,

the amount will be taken to be part of the Guaranteed Money, and the Guarantor will pay it to Westpac whenever Westpac demands, and the obligations will be taken to be part of the Guaranteed Obligations. This applies even if Westpac knew or should have known of the problem, and even if, because of the problem, the Customer could never have been required to pay Westpac the amount. This is a principal and independent obligation.


10. Other Security


Any other Security held by Westpac for all or part of the Guaranteed Money or the Guaranteed Obligations is independent of this Agreement. Nothing affecting any Security will affect the Guarantor's liability under this Agreement. Westpac can enforce this Agreement and any Security in any order it wishes, or can choose not to enforce any Security at all.

Until the Guaranteed Money is paid in full, the Guarantor cannot claim the benefit of, and has no right to, the Security held by Westpac.

                  NEGATIVE PLEDGE AND FINANCIAL RATIO COVENANTS


11.  Representations and Warranties


Each Guarantor makes the following representations and warranties to the extent they relate to it.

(a) (Status) Each Relevant Company is incorporated in the place stated by the Guarantor to Westpac. Any Bank Document to which a Relevant Company is expressed to be a party is its binding obligation enforceable against it, and does not breach any document or agreement binding on it or any other Guarantor or Relevant Company or any law or the memorandum and articles of association or any other constituent documents of the Relevant Company.

(b) (Authority) It has the power to enter into each Bank Document to which it is a party and to carry out any transaction or obligation contemplated by it. Furthermore, no further corporate action is necessary for it to enter into the Bank Documents to which it is party and draw under any facility provided to it under a Bank Document. Each person held out in a Verification Certificate or other document signed by a secretary or director as having that authority, is authorised to sign a draw down or other notice on its behalf.

(c) (Information) All information provided by it to Westpac is or was true when given and is not misleading by omission or otherwise in all material respects.

(d) (Disclosure) It has no material obligation other than those incurred in the ordinary course of day to day trading (whether to pay money or otherwise and whether or not contingent) to any person outside of the CFG Group which it has not disclosed in writing to Westpac prior to the date of this Agreement.

(e) (Accounts) Its holding company's most recent consolidated and unconsolidated accounts give a true and fair view in all material respects under generally accepted accounting principles. There has been no material adverse change or Material Adverse Effect since the period they cover. They disclose all material Finance Debt and material contingent liabilities.

(f) (Litigation) No litigation, tax claim, dispute or other proceeding is current or, to its knowledge, threatened, which is likely to have a Material Adverse Effect.

(g) (No trustee) No Relevant Company is a trustee, except for a Subsidiary which is a trustee of its superannuation funds and except for any implied constructive or resulting trust which arises under its ordinary course of business.

(h) (No default) There is no subsisting Event of Default, or Potential Event of Default.

(i) (Other Security Interests) The execution and performance of this Agreement and each other Bank Document to which it is a party does not result in a Security Interest (other than under a Bank Document) being created on, or a charge crystallising over, its or any other Guarantor's or Relevant Company's assets.

(j) (Solvency) It is solvent and there are reasonable grounds to expect that, on execution of each Bank Document to which it is a party, it will continue to be able to pay all its debts as and when they become due and payable.

(k) (Environmental Law) No environmentally hazardous substance affects any of its property the subject of a Security in breach of any law or the requirements of any Governmental Agency.

Without limiting clause 12.1(a)(iv)(B), the above representations and warranties are repeated on each day on which a Customer draws down or otherwise makes use of any facility provided by Westpac under a Bank Document.

12.    Undertakings

CFG undertakes as follows unless Westpac otherwise consents in writing.

12.1     Information

(a)    (Information) It will provide the following to Westpac:

       (i) Audited consolidated annual Accounts (not later than 120 days from balance date);

       (ii) Consolidated annual projections and budgets (not later than 120 days from balance date);

       (iii) Consolidated quarterly management Accounts on a rolling 12 month basis (within 45 days after the end of the quarter),

       which relate to CFG Group;

       (iv) a certificate by two of its directors (not later than 45 days from the end of each accounting quarter and on production of the audited consolidated annual accounts) including the following representations/information:

              (A) that nothing has occurred which constitutes an Event of Default or Potential Event of Default;

              (B) that the representations and warranties by each Guarantor in this Agreement are true in all material respects as though they had been made at the date of the certificate in respect of the facts and circumstances then subsisting;

              (C) that it and each other company in the CFG Group has complied with and continues to comply with the financial undertakings in clauses 12.2 (Negative Pledges) and 12.3 (Financial Covenants); and

              (D)  CFG Group's consolidated:

                   (1) interest rate and foreign exchange exposures at the time of the report and details of hedging or other risk reduction strategies applied by management to the exposures;

                   (2) balance sheet;

                   (3) profit and loss account;

                   (4) cash flow statement; and

                   (5) performance against budget and revised forecast for the month, quarter, year to date and corresponding period of the preceding year,

               In the case of audited Accounts, the certificate should have attached a certificate by the auditor as to compliance with the financial undertakings;

       (v) details of any material property or real estate acquired or purchased by a Relevant Company;

       (vi) promptly, all documents issued by it to any stock exchange or shareholders;

       (vii) promptly, details of any substantial dispute between a Relevant Company and a Governmental Agency, or a proposal by a Governmental Agency to acquire compulsory all or a substantial part of any Relevant Company's assets;

       (viii) promptly, details of any substantial dispute between a Relevant Company and a Franchisor;

       (ix) promptly, notice of any litigation to which it or a Relevant Company is a party which may have a Material Adverse Effect;

       (x)     promptly, any other information reasonably requested by Westpac;

       (xi) promptly, any other information in relation to the financial condition or business of the CFG Group which Westpac may reasonably request; and

       (xii) promptly, any correspondence between a Relevant Company and a Government Agency which is likely to have a Material Adverse Effect on the CFG Group's business or assets.

(b) (Quarterly Meetings) At Westpac's request, it will meet with Westpac quarterly to review the consolidated quarterly management Accounts (within 14 days after receipt by Westpac of the consolidated quarterly management Accounts);

(c) (Notice of Default) It will immediately notify Westpac as soon as it becomes aware of any Event of Default or Potential Event of Default.

(d) (Insurance Policies) It will deliver to Westpac up-to-date copies of insurance policy(ies) insuring all assets forming part of Westpac's Security for full replacement value against fire and other risks duly signed by the insurance company(ies) and having the interest of Westpac noted as mortgagee.

12.2     Negative Pledges

(a) (Negative Pledge) It will not create or allow, nor permit any Relevant Company to create or allow, a Security Interest over any of its assets or enter any other transaction or arrangement which gives a creditor a preferential right to an asset owned or used by it except a lien or statutory charge which arises by operation of law in the ordinary course of its day to day business and does not secure Finance Debt, but only so long as it pays the amount secured promptly, except where that amount is being contested in good faith;

(b) (Assets) It will not dispose, nor permit any Relevant Company to dispose, of all or any part of its assets or an interest in them or agree or attempt to do so (whether in one or more related or unrelated transactions) except:

       (i)     disposals in the ordinary course of its day to day trading;

       (ii)    disposal of an asset with a market value of less than $100,000;

       (iii)   disposal of an asset for the purpose of a sale and leaseback;

               (iv) where the asset sold has a market value of more than $100,000, Westpac has consented to the disposal of the asset or the market value of the asset and all other assets with a market value exceeding $100,000 disposed of during a period does not exceed the maximum aggregate amount approved by Westpac for the period; and

        (v) disposal of shares by CFG in Sizzler Asia Holdings, Inc under the terms of an option agreement between CFG and SIM.

        Where a Subsidiary issues shares and its holding company does not acquire all of the shares, or a rateable portion of its shares according to its then shareholding, the holding company will be taken to have disposed of the shares that it does not acquire.

(c) (Change of business) It will ensure that the Relevant Companies will not substantially change the nature of the main business or businesses carried on by them as a whole, and that no Relevant Company will take any action which would have that effect, whether by disposal, acquisition or otherwise.

(d) (New subsidiary) It will ensure that no Relevant Company will create or acquire a new subsidiary unless within 3 months that Subsidiary becomes a party to a Guarantee in relation to the Bank Documents satisfactory to Westpac, and provides evidence satisfactory to Westpac that it is bound by the Guarantee.

(e) (Arms length dealings) It will ensure that no Relevant Company will deal with any other party except at arms length for full commercial consideration in the ordinary course of business.

(f) (Partnership) It will not enter into any partnership without Westpac's consent. For this purpose Westpac consents to the existing arrangements with Sizzler Steak Seafood Salad Pte Ltd in Singapore.

(g) (No inter company loans) It will ensure that no Relevant Company will make or receive:

       (i)   any Finance Debt other than Subordinated Debt; or

       (ii) any payment in connection with any Finance Debt other than Subordinated Debt;

       except as permitted by a Bank Document.

12.3     Financial Covenants

CFG Group will maintain the following financial ratios on a consolidated basis (unless Westpac otherwise agrees to vary them, whether temporarily or otherwise):

(i) (Total Senior Debt/Free Cash Flow) at all times the ratio of Total Senior Debt to Free Cash Flow is not to exceed three times;

(ii) (Fixed Charge Cover) the ratio of (EBITDA and Lease Rental Obligations) to (Senior Interest plus Lease Rental Obligations) on a twelve monthly rolling basis is not to be less than 1.7 times.

(iv) (Capital Expenditure) It will ensure that capital expenditure of CFG Group (including the costs of assets subject to any Lease) does not exceed:

       .       $11,500,000 in its financial year ending 30 April 2004;

       . $15,000,000 in each of its financial years ending 30 April 2005 until 30 April 2007; and

       .       $15,500,000 in each of its financial years thereafter,

       without Westpac's prior written consent.

(v) (Total Senior Debt Cap) It will ensure that the Total Senior Debt does not at any time exceed $50,000,000.00.

(vi) (Dividends) It will ensure that dividends declared or paid by CFG do not exceed:

       .       $1,500,000 in its financial year ending 30 April 2004;

       .       $2,000,000 in its financial year ending 30 April 2005;

       .       $2,500,000 in its financial year ending 30 April 2006;

       .       $3,000,000 in its financial year ending 30 April 2007; and

       .       $3,500,000 in its financial year ending 30 April 2008,

       and that no dividend is paid from any source other than from Free Cash Flow and after payment of Interest Expense, income tax and scheduled principal repayments under the Bill Facility Agreement.

Compliance with the above financial covenants is to be determined where applicable on a twelve monthly rolling basis on the last day of each operational quarter by reference to the information provided to Westpac under clause 12.1(a).

12.4     General Undertakings

(a) (Payments by CFG Group) It will ensure that no company in the CFG Group makes, without Westpac's prior written consent, any payments to Worldwide Restaurant Concepts, Inc., Restaurant Concepts International Inc, Sizzler Australia Pty Ltd, Collins Property Development Pty Ltd, Collins Finance and Management Pty Ltd, Collins Foods Australia Pty Ltd, or any company in the SIM Group, other than the following permitted payments:

       (i) an annual payment not exceeding 3.5% of the retail sales revenue of Sizzler Restaurants Group Pty Ltd for royalties;

       (ii) payments in aggregate not exceeding $500,000 per annum for amounts payable in the ordinary course of business;

       (iii) rental payments owing to Collins Property Development Pty Ltd under existing leases of real property; and

       (iv) repayment of Subordinated Debt owing to Restaurant Concepts International Inc of a principal amount of A$20,800,000 plus accrued interest on that amount.

(b) (Change in Management) CFG will immediately notify Westpac in writing if there is a change in the person holding the position of the chief executive officer of CFG or any other significant change in the management of any company in the CFG Group.

12.5     Undertakings by Guarantors

Each Guarantor gives the undertakings contained in this Clause 12, other than the undertakings contained in Sub-clauses 12.1 (a)(i) - (v), 12.1(b) and 12.1(d) (which are given by CFG alone) unless Westpac otherwise consents in writing.

13.      EVENTS OF DEFAULT

Each of the following is an Event of Default (even if outside the control of any Relevant Company) except as stated below.

(a) (Obligations under transaction documents) Any Relevant Company fails to do any of the following (to the extent applicable to it):

       (i) pay principal under a Bank Document or any interest or other amount under a Bank Document on the due date;

       (ii) comply with any of its financial undertakings in clauses 12.2 (Negative Pledges), 12.3 (Financial Covenants); or

       (iii) comply with any other material obligation in the Bank Documents and, if that failure can be remedied within 30 days of written notice from Westpac, it does not remedy that failure within 30 days of written notice from Westpac of that failure.

(b) (Misrepresentation) A representation or statement by or on behalf of a Relevant Company in a Bank Document, or in a document provided under it, is misleading in a material respect.

(c) (Cross Default) Finance Debt of a Relevant Company totalling at least $50,000 or an equivalent sum in any currency:

       (i) is not paid when due (or within an applicable grace period) except where it is being contested in good faith; or

       (ii) becomes due and payable before its stated maturity, except as a result of an exercise of a prepayment right in the absence of default; or

       (iii) an obligation to provide finance to a Relevant Company totalling at least that amount is terminated except as a result of voluntary termination in the absence of default, or an event of default as defined in any other Bank Document occurs.

(d) (Winding up) An application or order is made, or a resolution is passed or proposed in a notice of meeting, for:

       (i) the winding up, dissolution, official management or administration of a Relevant Company or any analogous process; or

       (ii) an arrangement compromise or composition with its creditors or a class of them, or

       (iii) an application is made for any of the above except one which is frivolous and vexatious.

(e) (Enforcement against assets) A receiver, receiver and manager, administrator or similar officer is appointed over a Relevant Company or a material asset or any material portion of its assets. A Security Interest is enforced, or distress or other execution levied, against a material asset or any material portion of the assets of a Relevant Company.

(f) (Reduction of capital) A Guarantor or Customer reduces its capital, cancels its uncalled capital or buys back its shares to an extent which is likely to cause a breach of the financial undertakings in clause 12.

(g) (Insolvency) A Relevant Company is insolvent or is deemed or presumed insolvent under any applicable law. A Relevant Company ceases or threatens to cease carrying on its business or paying its debts. A Relevant Company disposes or threatens to dispose of a substantial part of its assets.

(h) (Bank Documents) All or a material part of a Bank Document is for any reason:

       (i)     terminated or of no force or limited force; or

       (ii) terminable at the option of the Relevant Company, except as expressly provided under that Bank Document; or

       (iii)   a Relevant Company alleges that it is so.

(i) (Investigation) An investigator or any other form of enquiry is instituted under the Corporations Law or similar legislation into the affairs of a Relevant Company which in the reasonable opinion of Westpac is likely to have a Material Adverse Effect.

(j) (Revocation of Authorisation) An Authorisation which is material to the business of a Guarantor or to the performance by the Relevant Companies of the Bank Documents or their validity or enforceability ceases to have effect and is not replaced by another Authorisation acceptable to Westpac.

(k) (Material Adverse Change) There are any other circumstances including a material adverse change to the business assets or financial condition of the CFG Group as a whole or the Relevant Companies taken as a whole which may in the opinion of Westpac have a Material Adverse Effect.

(l) (Control) Any Relevant Company or its holding company becomes controlled by another person or there is a substantial change in the control of CFG.

(m) (Funding applied for any other purpose) Funding by Westpac to any Relevant Company is applied for any purpose other than the purpose it was provided for.

(n) (Prior interest not disclosed) A Relevant Company did not disclose to Westpac in writing, before or at the time this Agreement was executed, the fact that a Security Interest, trust, option or other third party right or interest affects its property, assets and rights the subject of a Security.

(o) (Change in Constituent Documents) Any Relevant Company alters its Memorandum or Articles of Association or other constituent documents in any material way without the consent of Westpac.

(p)    (Compulsory Acquisition):

       (i) All or any material part of any Relevant Company's property the subject of a Security is compulsorily acquired by or by order of any Governmental Agency or under any law and the amount of compensation received or to be received by that Relevant Company in respect of that acquisition is, in the opinion of Westpac, substantially less than the value of the property acquired or that amount is not dealt with in accordance with this Agreement;

       (ii) Any Governmental Agency orders the sale, vesting or divesting of all or any material part of a Relevant Company's property the subject of a Security and the amount of any compensation received or to be received by that Relevant Company in respect of that sale, vesting or divesting is, in the opinion of Westpac, substantially less that the value of the property sold, vested or divested or that amount is not dealt with in accordance with this Agreement; or

       (iii) Any Governmental Agency takes any step for the purposes of any of the above, the result of which (whether individually or cumulatively) has a Material Adverse Effect).

Nothing in paragraph (d), (f) or (l) is an Event of Default if done for the purpose of solvent reorganisation previously approved by Westpac.

14.     Westpac's Remedies and Powers

14.1     Event of Default

In addition to any other rights provided by law or any Bank Document at any time after an Event of Default (whether or not it is continuing) Westpac may do either or both of the following:

(a)    terminate any facility provided under any Bank Document; and

(b) by written notice require the Customer to repay all amounts lent or provided to it under any Bank Document (subject to the provisions of the Bank Document), and all other amounts actually or contingently outstanding by it under this Agreement or any Bank Document, and the respective Customer must pay them immediately.

(c) by written notice require the Guarantor to pay all the amounts Guaranteed by it under this Agreement or any Bank Document (whether or not contingently due), and the respective Guarantor must pay them immediately.

If an amount is paid to Westpac to cover an amount contingently owing, Westpac will hold that amount in an interest bearing account until the amount becomes actually owing or ceases to be contingently owing. Westpac will then apply the amount in the account (including interest) in payment of the amount actually owing and return the balance to the relevant Guarantor.

14.2     No waiver

No failure to exercise a right or power, and no delay in exercising a right or power, operates as a waiver. Waivers must be in writing.

                               GENERAL PROVISIONS

15.     Payments

15.1     Payments

The Guarantor will make all payments under this Agreement when Westpac demands them and without deducting any amounts the Guarantor may claim from Westpac. Payments must be in cleared funds and free of any set-off or deduction, except for taxes where required by law. The Guarantor must pay:

(a)    in the currency in which the amounts demanded are denominated, and

(b) at Westpac's address set out on the front cover or any other address which Westpac gives from time to time.

If any amount is received by Westpac in a currency other than that in which it was demanded, the Guarantor will compensate Westpac for any exchange loss.

If the Guarantor is required to deduct any tax from any payment (except a tax on Westpac's overall net income), then:

(a) it must pay that amount to the appropriate authority and promptly give Westpac evidence of payment, and

(b) the amount payable is increased so that (after deducting that tax, and paying any taxes on the increased amount) Westpac receives the same amount it would have received had no deduction been made.

15.2     Time of payment

Unless otherwise stated, amounts payable under any of the Clauses 16 (Yield Protection) and 17 (Additional Payments), are payable within two Business Days of demand.

15.3     Interest

The Guarantor will pay interest on any amount which has been demanded by Westpac but remains unpaid at the rate at which overdue amounts bear interest under the Bank Documents. If several rates are provided for in the Bank Documents, interest under these conditions will be payable at the highest of those rates.

Interest will accrue each day on each amount due under a Bank Document but unpaid. Unless otherwise specified in the Bank Document, the rate will be Westpac's Reference Lending Rate then applicable plus:

(a) in the case of a facility governed by a Bank Document, any margin applied by Westpac under the relevant Bank Document plus 2% per annum; and

(b)    otherwise, 4% per annum.

That interest accrues before and after any judgment. Unless it does so more often, Westpac will be taken to have debited monthly the Guarantor's account with accrued interest under this paragraph. That interest will then itself bear interest.

Despite any other provision in any other Bank Document, but only for the purpose of calculating interest, if Westpac is paid moneys by one or more of the Guarantors under a Bank Document and Westpac, although being entitled to apply those moneys to reduce the Secured Moneys, decides instead to deposit the moneys into one or more suspense accounts, interest on the Secured Moneys will be calculated on the difference between the Secured Moneys and the aggregate of all amounts held in such suspense account(s).

16.     Yield Protection

Whenever Westpac determines that a Change in Law (as defined below) has the effect of:

(a) increasing its costs of funding or maintaining a facility under a Bank Document, or reducing its return or amounts received in respect of the facility; or

(b) reducing its return on capital allocated to a facility under a Bank Document (including because more capital needs to be allocated to the facility or cannot be used elsewhere),

then it will promptly notify the relevant Guarantor, who must pay Westpac the amount Westpac certifies is necessary to compensate it. That certificate will give an outline of the calculation, and will be conclusive and bind the Guarantor in the absence of manifest error.

If the Guarantor so requests, Westpac will negotiate in good faith with a view to finding a means of minimising the effect, but it is not a defence that the effect could have been avoided or minimised.

A Change in Law is the introduction of, or a change in, any law, official directive, ruling or request or a change in its interpretation. If it does not have the force of law, it must be one with which responsible Australian banks would comply. Without limitation, it includes any occurrence which is a "Change in Law" as described above and which relates to capital adequacy, special deposit, liquidity, reserve, prime assets, tax or prudential requirements (except a change in tax on overall net income).

17.     Additional Payments

17.1     Indemnity and costs

Each Guarantor will indemnify Westpac against any liability, loss, cost or expense (including legal costs and goods and services tax on a full indemnity basis and the cost to Westpac of in house counsel at reasonable rates) it incurs in or as a result of an Event of Default or Potential Event of Default or a breach of its obligations, or actual or contemplated enforcement of this Agreement or any Bank Document to which it is a party or any Security.

17.2     Currency Indemnity

Each Guarantor will indemnify Westpac if any amount payable under or in connection with a Bank Document is received in a currency which is different from that in which it is required to be paid under this Agreement. This indemnity applies whatever the reason for receipt of the amount in a different currency.

17.3     Expenses

The Guarantor will pay:

(a)    all stamp, transaction and other similar duties and charges, plus

(b) all external legal costs which Westpac incurs (on a full indemnity basis), in relation to this Agreement or any Bank Document to which it is a party and any Security and any transaction under them. This includes financial institutions duty and debits tax.

The Guarantor will on a full indemnity basis pay all amounts which Westpac incurs in relation to the enforcement of this Agreement or any Security.

Each Guarantor will also pay any fines and penalties unless they result from a failure by Westpac to lodge a document for stamping in sufficient time, having received from the Guarantor the amount of stamp duty in good time.

17.4     Goods and Services Tax

(a) All payments to be made by the Guarantor or Customer under or in connection with this Agreement have been calculated without regard to GST.

       If all or part of any such payment is the consideration for a taxable supply for GST purposes then, when the Guarantor or Customer makes the payment:

       (i) it must pay to Westpac an additional amount equal to that payment (or part) multiplied by the appropriate rate of GST; and

       (ii) Westpac will promptly provide it with a tax invoice complying with the GST law.

(b) Where under this letter or a Bank Document the Customer or a Guarantor is required to reimburse or indemnify for an amount, the Customer or the Guarantor (as the case may be) will pay the relevant amount (including any sum in respect of GST) less any GST input tax credit Westpac determines that it is entitled to claim in respect of that amount.

(c) Any word or expression used in this clause which is defined in A New Tax System (Goods and Services Tax) Act 1999 (Cth) has the same meaning in this document.

18.     General

18.1     Term

This Agreement will continue so long as there is any liability, obligation, document or agreement between Westpac and any Guarantor or Westpac releases it.

18.2     Statements

The Guarantor agrees that a written statement by Westpac, setting out the amount which the Guarantor owes under this Agreement, is sufficient proof that the Guarantor owes the amount stated, unless it is proved wrong.

18.3     Notices

Any notice, demand, statement, certificate or other communication by Westpac under any Bank Document may be given by any person whose title includes the word "manager", "counsel", "head" or "president", or any attorney authorised to do so.

Notices may be sent by facsimile, post or any other means to the recipient's address or number set out on the signature page of this Agreement or in any other address or number notified to the sender by the recipient.

Notices will be taken to have been given if delivered or left at that address on the date on which it is delivered or left.

18.4     Agent for Service of Process

Each Guarantor having its registered office outside Queensland:

(a) irrevocably appoints Collins Restaurants Management Pty Ltd ACN 093 912 979 (`CRM') as its agent for service of process relating to any proceedings before the courts and appellate courts of the State of Queensland in connection with each Bank Document; and

(b) agrees that failure by CRM to notify it of the process will not invalidate the proceedings concerned.

19.     Appropriation and Set-off

19.1     Appropriation

Any money paid to Westpac to reduce the Customer's debts to Westpac may be used to pay off any part of the Customer's debts which Westpac chooses.

19.2     Set-Off

If the Guarantor has any money in any account with Westpac, Westpac may use it to pay money the Guarantor owes to Westpac under this Agreement, but it need not do so. It can convert currencies using its normal procedures.

To the maximum extent allowed by law, the Guarantor gives up any right to set off any amounts Westpac owes it against amounts owed by the Guarantor under this Agreement.

20.     Assignment and Transfer

Westpac can transfer its rights under this Agreement to someone else. If Westpac does, this Agreement will apply to the transferee as if it were Westpac. To the maximum extent allowed by law, any transfer will be free of any set off, equity or cross-claim which but for this paragraph the Guarantor would have had against Westpac or the transferee of this Agreement. Westpac may disclose information concerning the Guarantee or the Guarantor to a potential transferee or sub-participant of this Agreement, the Guaranteed Obligations or the Guaranteed Money.

No Guarantor may assign its rights under any Bank Document.

21.     Reliance

The Guarantor acknowledges that it did not sign this Agreement relying on any promises or statements made by Westpac. It does not matter whether they were made in response to any question or not.

The only terms which apply to this Agreement are contained in it.

Westpac is not required to do anything in relation to, or tell the Guarantor anything concerning, the Customer's financial and business condition and affairs or its transactions with Westpac.

22.     Multiple Parties


22.1     Multiple Guarantors

The terms of this Agreement apply to each Guarantor individually and to all Guarantors as a group. Each Guarantor is individually liable for the full amount of the Guaranteed Moneys, even if one or more of the others:

(a)    has not signed or is not bound by it, or

(b) in the future stops being liable (for example, because Westpac releases that Guarantor).

Westpac can demand payment from one or more of the Guarantors without demanding it from the others.

References to "the Guarantor", "a Guarantor" or "Guarantors" shall be construed accordingly.

22.2     Multiple Customers

The terms of the guarantee and this Agreement apply to each Customer individually and to all of them as a group. Without limiting the above, this Agreement applies to money owed by any one or more of them.

References to "the Customer", "a Customer" or "Customers" shall be construed accordingly

23.     New Guarantors

A party can join this Agreement as a guarantor. To do so the party must sign an accession agreement in the form attached. Upon signing the agreement the party will automatically become a guarantor under this Agreement and it, as well as the other parties to this Agreement, will have the same obligations and rights as if the party were named in it as a Guarantor and Customer, and as if the party had signed this Agreement.

24.     Law and Jurisdiction

This Agreement is governed by Queensland law. The Guarantor accepts the non-exclusive jurisdiction of the courts having jurisdiction there.

Any law that allows the Guarantor or the Customer to avoid or defer payment, or that gives the Guarantor or Customer rights not contained in this Agreement, does not apply, unless the law is one which applies despite an agreement to the contrary. If any part of this Agreement is prohibited or unenforceable, it will not affect the remaining part.

25.     Counterparts

This Agreement may be executed in any number of counterparts. All of such counterparts, taken together, shall be deemed to constitute the one instrument.

26.     Attorneys

Each attorney executing this agreement states that he has no notice of revocation of his power of attorney.

27.     Inconsistency

To the extent that there is any express inconsistency between the terms of this Agreement and any other Bank Document the terms of this Agreement shall prevail.

                            SCHEDULE A -- GUARANTORS
                            ------------------------

Name of Company                                    ACN/ARBN/          Postal Address
                                                   Place of
                                                 Incorporation
Collins Foods Group Pty Ltd                       009 937 900        16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Collins Finance and Management Pty Ltd            009 996 721        16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Collins Foods Australia Pty Ltd                   009 914 103        16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Collins Foods International Pty Ltd               Nevada             16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Collins International Inc                         Delaware           16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Collins Property Development Pty Ltd              010 539 616        16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Collins Restaurants NSW Pty Ltd (added  as a      094 786 142        16 Edmondstone Street,
guarantor by Accession Agreement dated 6/3/01)                       Newmarket, Qld 4051

Furnace Concepts Australia Corp.                  070 065 468        16 Edmondstone Street,
                                                  Nevada             Newmarket, Qld 4051

Furnace Concepts International Inc                Nevada             16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Collins Restaurants Queensland Pty Ltd            009 988 381        16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Restaurant Concepts of Australia Pty Ltd          Nevada             16 Edmondstone Street,
(Deregistered in Australia 24-04-96, code s350,                      Newmarket, Qld 4051
Formerly A.R.B.N. 010 761 770)

Restaurant Concepts International Inc             Nevada             16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Sizzler Australia Pty Ltd                         010 060 876        16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Sizzler Franchise Development Limited             Bermuda            16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Sizzler International Marks Inc.                  Delaware           16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Sizzler New Zealand Limited                       Nevada             16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Sizzler Restaurant Services Inc                   Nevada             16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Sizzler South Pacific Pty Ltd                     010 713 852        16 Edmondstone Street,
                                                  Nevada             Newmarket, Qld 4051

Sizzler South-East Asia Inc                       Nevada             16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Name of Company                                    ACN/ARBN/          Postal Address
                                                   Place of
                                                 Incorporation
                                                                     16 Edmonstone Street,
                                                                     Newmarket, Qld  4051
Sizzler Asia Holdings, Inc                        Delaware

                                                                     16 Edmondstone Street,
Collins Restaurants Management Pty Ltd            093 912 979        Newmarket, Qld 4051

                                                                     16 Edmondstone Street,
                                                                     Newmarket, Qld 4051
Sizzler Restaurants Group Pty Ltd                 010 102 388

                    SCHEDULE B -- FORM OF ACCESSION AGREEMENT

THIS ACCESSION AGREEMENT is made the .............. day of ............ 20....

By   [*] A.C.N. [*] of [*] (the "New Guarantor")

And  Each of the companies listed in the Schedule (each an "Existing Guarantor")

To   Westpac Banking Corporation A.R.B.N. 007 457 141 ("Westpac").

This Accession Agreement is entered into in exchange for Westpac giving credit, or continuing to provide it, or not taking immediate action to enforce the obligations of any Customer referred to in the Cross Guarantee and Indemnity and Negative Pledge with Financial Ratio Covenants dated [*] between Westpac and the Existing Guarantors (as amended from time to time, the "Guarantee") and for other good and valuable consideration.

Expressions defined in the Guarantee have the same meaning in this Accession Agreement.

The New Guarantor and the Existing Guarantors agree with and acknowledge to
Westpac:

(a) That the New Guarantor shall as and from the date of this Accession Agreement be subject in all respects to all those obligations to Westpac, and the Existing Guarantors shall have the same liability with respect to the indebtedness of the New Guarantor as if the New Guarantor was a Guarantor and Customer respectively named as a party to the Guarantee and all the terms of the Guarantee shall apply to and bind the Guarantors (including the New Guarantor) accordingly.

(b) That at the time of executing this Accession Agreement the New Guarantor is aware that the Existing Guarantors have already incurred liabilities to Westpac and that the existence of such liabilities is not to diminish or release in any way the liabilities of the New Guarantor arising under clause (a) of this Accession Agreement or Westpac's rights powers and remedies arising because of this Accession Agreement.

(c) [That at the time of executing this Accession Agreement the Existing Guarantors are aware that the New Guarantor has already incurred liabilities to Westpac and that the existence of such liabilities is not to diminish or release in any way the liabilities of the Existing Guarantors arising under the Guarantee.] [insert if the New Guarantor has existing liabilities to Westpac]

This Agreement may be executed in any number of counterparts. All of such counterparts, taken together, shall be deemed to constitute the one instrument.

Clause 18.4 of the Guarantee applies to this Agreement as if stated in it (with "Guarantor" being read to include the New Guarantor).

                                    Schedule
                                    --------

Name of Company                           ACN/ARBN/       Postal Address
                                           Place of
                                         Incorporation

Collins Foods Group Pty Ltd              009 937 900      16 Edmondstone Street,
                                                          Newmarket, Qld 4051

Collins Finance and Management Pty Ltd   009 996 721      16 Edmondstone Street,
                                                          Newmarket, Qld 4051

Name of Company                                     ACN/ARBN/        Postal Address
                                                     Place of
                                                  Incorporation
Collins Foods Australia Pty Ltd                   009 914 103        16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Collins Foods International Pty Ltd               009 980 250        16 Edmondstone Street,
                                                  Nevada             Newmarket, Qld 4051

Collins International Inc                         Delaware           16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Collins Property Development Pty Ltd              010 539 616        16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Collins Restaurants NSW Pty Ltd (added  as a      094 786 142        16 Edmondstone Street,
guarantor by Accession Agreement dated 6/3/01)                       Newmarket, Qld 4051

Furnace Concepts Australia Corp.                  070 065 468        16 Edmondstone Street,
                                                  Nevada             Newmarket, Qld 4051

Furnace Concepts International Inc                Nevada             16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Collins Restaurants Queensland Pty Ltd            009 988 381        16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Restaurant Concepts of Australia Pty Ltd          Nevada             16 Edmondstone Street,
(Deregistered in Australia 24-04-96, code s350,                      Newmarket, Qld 4051
Formerly A.R.B.N. 010 761 770)

Restaurant Concepts International Inc             Nevada             16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Sizzler Australia Pty Ltd                         010 060 876        16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Sizzler Franchise Development Limited             Bermuda            16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Sizzler International Marks Inc.                  Delaware           16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Sizzler New Zealand Limited                       Nevada             16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Sizzler Restaurant Services Inc                   Nevada             16 Edmondstone Street,
                                                                     Newmarket, Qld 4051

Sizzler South Pacific Pty Ltd                     010 713 852        16 Edmondstone Street,
                                                  Nevada             Newmarket, Qld 4051

Sizzler South-East Asia Inc                       Nevada             16 Edmondstone Street,
                                                                     Newmarket, Qld 4051


Sizzler Asia Holdings, Inc.                       Delaware           16 Edmonstone Street,
                                                                     Newmarket, Qld 4051

Name of Company                                     ACN/ARBN/        Postal Address
                                                     Place of
                                                  Incorporation
Collins Restaurants Management Pty Ltd            093 912 979        16 Edmonstone Street
                                                                     Newmarket, Qld 4051

Sizzler Restaurants Group Pty Ltd                 010 102 388        16 Edmonstone Street,
                                                                     Newmarket,  Qld  4051

EXECUTED AS AN AGREEMENT in



The Common Seal of                             )
                                               )  ..............................
was duly affixed by authority of the Board of  )  Director
Directors in the presence of                   )
                                               )
(insert name) ...............................  )  ..............................
and                                            )  Director/Secretary
                                               )
(insert name) ...............................  )

[One execution to be included for each New Guarantor and each Existing
Guarantor]

                                    EXECUTION
                                    ---------

EXECUTED AS AN AGREEMENT in



ON

The Common Seal of                             )
                                               )
Collins Foods Group Pty Ltd                    )
                                               )
was duly affixed by authority of the Board of  )  ..............................
Directors in the presence of                   )  Authorised officer
                                               )
                                               )
(insert name) ...............................  )
                                               )  ..............................
and                                            )  Authorised officer
                                               )
                                               )
(insert name) ...............................  )
                                               )


The Common Seal of                             )
                                               )
Collins Finance and Management Pty Ltd         )
                                               )  ..............................
was duly affixed by authority of the Board of  )  Authorised officer
Directors in the presence of                   )
                                               )
                                               )
(insert name) ...............................  )
                                               )  ..............................
and                                            )  Authorised officer
                                               )
                                               )
(insert name) ...............................



The Common Seal of                             )
                                               )
Collins Foods Australia Pty Ltd                )
                                               )
was duly affixed by authority of the Board of  )  ..............................
Directors in the presence of                   )  Authorised officer
                                               )
                                               )
(insert name) ...............................  )
                                               )
and                                            )  ..............................
                                               )  Authorised officer
                                               )
(insert name) ...............................  )

The Common Seal of                                  )
                                                    )
Collins Foods International Pty Ltd                 )
                                                    ) ..........................
was duly affixed by authority of the Board of       )
Directors in the presence of                        ) Authorised officer
                                                    )
                                                    )
                                                    )
(insert name) ...............................       )
                                                    )
and                                                 ) ..........................
                                                    )
                                                    ) Authorised officer
                                                    )
(insert name) ...............................       )


The Common Seal of                                  )
                                                    )
Collins International Inc.                          )
                                                    ) ..........................
was duly affixed by authority of the Board of       )
Directors in the presence of                        ) Authorised officer
                                                    )
                                                    )
                                                    )
(insert name) ...............................       )
                                                    )
and                                                 ) ..........................
                                                    )
                                                    ) Authorised officer
                                                    )
(insert name) ...............................       )

The Common Seal of                                  )
                                                    )
Collins Property Development Pty Ltd                )
                                                    ) ..........................
was duly affixed by authority of the Board of       )
Directors in the presence of                        ) Authorised officer
                                                    )
                                                    )
                                                    )
(insert name) ...............................       )
                                                    )
and                                                 ) ..........................
                                                    )
                                                    ) Authorised officer
                                                    )
(insert name) ...............................       )

The Common Seal of                                  )
                                                    )
Furnace Concepts Australia Corp.                    )
                                                    ) ..........................
was duly affixed by authority of the Board of       )
Directors in the presence of                        ) Authorised officer
                                                    )
                                                    )
                                                    )
(insert name) ...............................       )
                                                    )
and                                                 ) ..........................
                                                    )
                                                    ) Authorised officer
                                                    )
(insert name) ...............................       )


The Common Seal of                                  )
                                                    )
Furnace Concepts International Inc.                 )
                                                    ) ..........................
was duly affixed by authority of the Board of       )
Directors in the presence of                        ) Authorised officer
                                                    )
                                                    )
                                                    )
(insert name) ...............................       )
                                                    )
and                                                 ) ..........................
                                                    )
                                                    ) Authorised officer
                                                    )
(insert name) ...............................       )

The Common Seal of                                  )
                                                    )
Collins Restaurants Queensland Pty Ltd              )
                                                    ) ..........................
was duly affixed by authority of the Board of       )
Directors in the presence of                        ) Authorised officer
                                                    )
                                                    )
                                                    )
(insert name) ...............................       )
                                                    )
and                                                 ) ..........................
                                                    )
                                                    ) Authorised officer
                                                    )
(insert name) ...............................       )

The Common Seal of                                  )
                                                    )
Restaurant Concepts of Australia Pty Ltd            )
                                                    )  .........................
was duly affixed by authority of the Board of       )
Directors in the presence of                        )  Authorised officer
                                                    )
                                                    )
                                                    )
(insert name) ...............................       )
                                                    )
and                                                 )  .........................
                                                    )
                                                    )  Authorised officer
                                                    )
(insert name) ...............................       )


The Common Seal of                                  )
                                                    )
Restaurant Concepts International Inc.              )
                                                    )  .........................
was duly affixed by authority of the Board of       )
Directors in the presence of                        )  Authorised officer
                                                    )
                                                    )
                                                    )
(insert name) ...............................       )
                                                    )
and                                                 )  .........................
                                                    )
                                                    )  Authorised officer
                                                    )
(insert name) ...............................       )


The Common Seal of                                  )
                                                    )
Sizzler Australia Pty Ltd                           )
                                                    )  .........................
was duly affixed by authority of the Board of       )
Directors in the presence of                        )  Authorised officer
                                                    )
                                                    )
                                                    )
(insert name) ...............................       )
                                                    )
and                                                 )  .........................
                                                    )
                                                    )  Authorised officer
                                                    )
(insert name) ...............................       )

The Common Seal of                                  )
                                                    )
Sizzler Franchise Development, Ltd                  )
                                                    ) ..........................
was duly affixed by authority of the Board of       )
Directors in the presence of                        ) Authorised officer
                                                    )
                                                    )
                                                    )
(insert name) ...............................       ) ..........................
                                                    )
and                                                 ) Authorised officer
                                                    )
                                                    )
                                                    )
(insert name) ...............................       )


The Common Seal of                                  )
                                                    )
Sizzler International Marks Inc.                    )
                                                    ) ..........................
was duly affixed by authority of the Board of       )
Directors in the presence of                        ) Authorised officer
                                                    )
                                                    )
                                                    )
(insert name) ...............................       )
                                                    )
and                                                 ) ..........................
                                                    )
                                                    ) Authorised officer
                                                    )
(insert name) ...............................       )


The Common Seal of                                  )
                                                    )
Sizzler New Zealand Limited                         )
                                                    ) ..........................
was duly affixed by authority of the Board of       )
Directors in the presence of                        ) Authorised officer
                                                    )
                                                    )
                                                    )
(insert name) ...............................       )
                                                    )
and                                                 ) ..........................
                                                    )
                                                    ) Authorised officer
                                                    )
(insert name) ...............................       )

The Common Seal of                                  )
                                                    )
Sizzler Restaurant Services Inc.                    )
                                                    ) ..........................
was duly affixed by authority of the Board of       )
Directors in the presence of                        ) Authorised officer
                                                    )
                                                    )
                                                    )
(insert name) ...............................       )
                                                    )
and                                                 ) ..........................
                                                    )
                                                    ) Authorised officer
                                                    )
(insert name) ...............................       )


The Common Seal of                                  )
                                                    )
Sizzler South Pacific Pty Ltd                       )
                                                    ) ..........................
was duly affixed by authority of the Board of       )
Directors in the presence of                        ) Authorised officer
                                                    )
                                                    )
                                                    )
(insert name) ...............................       )
                                                    )
and                                                 ) ..........................
                                                    )
                                                    ) Authorised officer
                                                    )
(insert name) ...............................       )


The Common Seal of                                  )
                                                    )
Sizzler South-East Asia Inc.                        )
                                                    ) ..........................
was duly affixed by authority of the Board of       )
Directors in the presence of                        ) Authorised officer
                                                    )
                                                    )
                                                    )
(insert name) ...............................       )
                                                    )
and                                                 ) ..........................
                                                    )
                                                    ) Authorised officer
                                                    )
(insert name) ...............................       )

The Common Seal of                                  )
                                                    )
Sizzler Asia Holdings, Inc Delaware Pty Ltd         )
                                                    ) ..........................
was duly  affixed  by  authority  of the  Board of  )
Directors in the presence of                        ) Authorised officer
                                                    )
                                                    )
                                                    )
(insert name) ...............................       )
                                                    )
and                                                 ) ..........................
                                                    )
                                                    ) Authorised officer
                                                    )
(insert name) ...............................       )

The Common Seal of                                  )
                                                    )
Collins Restaurants Management Pty Ltd              )
                                                    ) ..........................
was duly affixed by authority of the Board of)
Directors in the presence of                        ) Authorised officer
                                                    )
                                                    )
                                                    )
(insert name) ...............................       )
                                                    )
and                                                 ) ..........................
                                                    )
                                                    ) Authorised officer
                                                    )
(insert name) ...............................       )

The Common Seal of                                  )
                                                    )
Sizzler Restaurants Group Pty Ltd                   )
                                                    ) ..........................
was duly affixed by authority of the Board of       )
Directors in the presence of                        ) Authorised officer
                                                    )
                                                    )
                                                    )
(insert name) ...............................       )
                                                    )
and                                                 ) ..........................
                                                    )
                                                    ) Authorised officer
                                                    )
(insert name) ...............................       )

                                TABLE OF CONTENTS
                                -----------------

UNLIMITED CROSS GUARANTEE AND INDEMNITY AND NEGATIVE PLEDGE WITH FINANCIAL RATIO COVENANTS....  1

Definitions and Interpretation................................................................  2

1.     Definitions............................................................................  2

Conditions of Guarantee and Indemnity.........................................................  6

2.     Guarantee..............................................................................  6

3.     Extent of Guarantee....................................................................  6

4.     Continuing Guarantee...................................................................  6

5.     Insolvency.............................................................................  6

6.     Variation of Arrangements with Customer................................................  7

7.     Unconditional Obligation...............................................................  7

8.     Refund of Payments.....................................................................  7

9.     Indemnity..............................................................................  8

10.    Other Security.........................................................................  8

Negative Pledge and Financial Ratio Covenants.................................................  9

11.    Representations and Warranties.........................................................  9

12.    Undertakings........................................................................... 10
       12.1   Information..................................................................... 10
       12.2   Negative Pledges................................................................ 11
       12.3   Financial Covenants............................................................. 12
       12.4   General Undertakings............................................................ 12
       12.5   Undertakings by Guarantors...................................................... 13

13.    Events of Default...................................................................... 14

14.    Westpac's Remedies and Powers.......................................................... 16
       14.1   Event of Default................................................................ 16
       14.2   No waiver....................................................................... 16

General Provisions............................................................................ 17

15.    Payments............................................................................... 17
       15.1   Payments........................................................................ 17
       15.2   Time of payment................................................................. 17
       15.3   Interest........................................................................ 17

16.    Yield Protection....................................................................... 18

17.    Additional Payments.................................................................... 18
       17.1   Indemnity and costs............................................................. 18
       17.2   Currency Indemnity.............................................................. 18
       17.3   Expenses........................................................................ 18

18.    General................................................................................ 19
       18.1   Term............................................................................ 19
       18.2   Statements...................................................................... 19
       18.3   Notices......................................................................... 19

       18.4   Agent for Service of Process..................................................   20

19.    Appropriation and Set-Off............................................................   20
       19.1   Appropriation.................................................................   20
       19.2   Set-Off.......................................................................   20

20.    Assignment and Transfer..............................................................   20

21.    Reliance.............................................................................   20

22.    Multiple Parties.....................................................................   21
       22.1   Multiple Guarantors...........................................................   21
       22.2   Multiple Customers............................................................   21

23.    New Guarantors.......................................................................   21

24.    Law and Jurisdiction.................................................................   21

25.    Counterparts.........................................................................   21

26.    Attorneys............................................................................   22

27.    Inconsistency........................................................................   22

Schedule A-- Guarantors.....................................................................   23

Schedule B-- Form of Accession Agreement....................................................   25

Execution...................................................................................    i

Table of Contents........................................................................... viii

                   COLLINS FOODS GROUP PTY LTD ACN 009 937 900
                     And each company named in the Schedule

                               (each a Guarantor)


                 WESTPAC BANKING CORPORATION ABN 33 007 457 141

                                    (Westpac)

                               VARIATION AGREEMENT

              UNLIMITED CROSS GUARANTEE AND INDEMNITY AND NEGATIVE PLEDGE WITH FINANCIAL RATIO COVENANTS DATED 21 AUGUST 2000

                               VARIATION AGREEMENT

DATE                                              2003

PARTIES:      Each of the Companies listed in the Schedule (each a Guarantor);
              and


              Westpac Banking Corporation ABN 33 007 457 141, of 15/th/ Floor, 260 Queen Street, Brisbane, Queensland (Westpac).

RECITALS

A. The Guarantors and Westpac are parties to the Unlimited Cross Guarantee and Indemnity and Negative Pledge with Financial Ratio Covenants dated 21 August 2000 (Cross Guarantee).

B. Westpac has agreed to vary the terms of an existing facility provided to the Customer and provide additional financial accommodation to the Customer. Each Guarantor consents to that variation and to the additional financial accommodation being subject to the Cross Guarantee.

C. The parties also wish to make additional amendments to the Cross Guarantee in the manner set out in this agreement.

AGREEMENT

1.       INTERPRETATION

1.1      Definitions

         Unless the context otherwise requires or the relevant term is defined in this agreement, terms defined in the Cross Guarantee have the same meaning in this agreement.

1.2      Interpretation

         The rules of interpretation in clause 1 of the Cross Guarantee apply as if incorporated in this agreement.

2.       CONSIDERATION

         Each Guarantor acknowledges entering into and incurring obligations and giving rights under this agreement in consideration of Westpac providing financial accommodation to the Customer at their request.

3.       CONSENT

         Each Guarantor consents to the following:

         (a) variation of the Cross Guarantee as provided in this agreement; and

         (b) the provision by Westpac of additional financial accommodation as set out in the Bill Facility Agreement,

         and confirms that its obligations under the Cross Guarantee will continue as varied by this agreement.

4.       VARIATION

         The Cross Guarantee is amended to read as set out in Annexure A.

5.       CONFIRMATION

         Each Guarantor represents and warrants that:

         (a) all its representations and warranties in the Cross Guarantee are true at the date of this agreement in respect of the facts and circumstances then subsisting; and

         (b) no Event of Default has occurred and is continuing.

6.       BANK DOCUMENT

         Each of the parties confirms that as this agreement amends the Cross Guarantee, it is a bank Document for the purpose of the Cross Guarantee.

7.       EFFECT OF THIS DOCUMENT ON EXISTING RIGHTS

         (a) Nothing in this document prejudices or otherwise adversely affects any right or remedy of Westpac or any obligation or liability of any Guarantor or the Customer with respect to anything done or effected or otherwise arising before the execution of this agreement.

         (b) The terms and conditions of the Cross Guarantee are ratified as amended by this agreement.

8.       RELIANCE ON THIS DOCUMENT

         This agreement is enforceable against a party signing even if:

         (a) one or more of the persons named as a Guarantor does not execute this agreement; or

         (b) this agreement is not enforceable against a person named as a Guarantor (other than the signatory) for any reason.

9.       INDEMNITY AND COSTS

         The Customer will indemnify Westpac against any liability, loss, cost or expense (including legal costs on a full indemnity basis and including any goods and services tax or similar tax) it incurs in or as a result of a breach of the Customer's obligations, or actual or contemplated enforcement of this agreement and any security for this agreement.

         The Customer will pay Westpac's reasonable external legal costs (including goods and services tax or similar tax) in relation to the preparation of this agreement and any security for this agreement, and any amendment of it, or any consent or waiver.

10.      GOVERNING LAW AND JURISDICTION

         This document is governed by the law applicable in Queensland. Each party submits to the non-exclusive jurisdiction of the courts of Queensland.

11.      COUNTERPARTS

         This document may be executed in any number of counterparts.

                            Schedule 1 -- Guarantors

Name of Company                                  ACN/ARBN Place of Incorporation
Collins Foods Group Pty Ltd                      009 937 900
Collins Finance and Management Pty Ltd           009 996 721
Collins Foods Australia Pty Ltd                  009 914 103
Collins Foods International Pty Ltd              Nevada
Collins International Inc                        Delaware
Collins Property Development Pty Ltd             010 539 616
Collins Restaurants Management Pty Ltd           093 912 979
Collins Restaurants NSW Pty Ltd                  094 786 142
Furnace Concepts Australia Corp.                 070 065 468 Nevada
Furnace Concepts International Inc               Nevada
Collins Restaurants Queensland Pty Ltd           009 988 381
Restaurant Concepts of Australia Pty Ltd         Nevada
Restaurant Concepts International Inc            Nevada
Sizzler Asia Holdings, Inc                       Delaware
Sizzler Australia Pty Ltd                        010 060 876
Sizzler Franchise Development Limited            Bermuda
Sizzler International Marks Inc.                 Delaware
Sizzler New Zealand Limited                      Nevada
Sizzler Restaurant Services Inc                  Nevada
Sizzler South Pacific Pty Ltd                    010 713 952 Nevada
Sizzler South-East Asia Inc                      Nevada
Sizzler Restaurants Group Pty Ltd                010 102 388

EXECUTED as an agreement


COLLINS FOODS GROUP PTY LTD                  )
Executed pursuant to s127(1)                 )
Corporations Act                             )


---------------------------------------------- ---------------------------------
Signature - Kevin William Perkins              Signature - Heather Lynette Grace

Office held - Director                         Office held - Director



COLLINS FINANCE AND                          )
MANAGEMENT PTY LTD                           )
Executed pursuant to s127(1)                 )
Corporations Act                             )


---------------------------------------------- ---------------------------------
Signature - Kevin William Perkins              Signature - Heather Lynette Grace

Office held - Director                         Office held - Director



COLLINS FOODS AUSTRALIA PTY                  )
LTD                                          )
Executed pursuant to s127(1)                 )
Corporations Act                             )


---------------------------------------------- ---------------------------------
Signature - Kevin William Perkins              Signature - Heather Lynette Grace

Office held - Director                         Office held - Director



Executed on behalf of                        )
COLLINS FOODS INTERNATIONAL                  )
PTY LTD                                      )
                                             )
                                             )

/s/ Charles Boppell                            /s/ Michael Green
---------------------------------------------- ---------------------------------

Signature                                      Signature

Print name: Charles Boppell                    Print name: Michael Green

Office held: President and CEO                 Office held: Vice President and
                                                            Secretary

Executed on behalf of            )
COLLINS INTERNATIONAL INC.       )
                                 )

  /s/ Charles Boppell                   /s/ Michael Green
----------------------------------    --------------------------------------
Signature                             Signature
Print name: Charles Boppell           Print name: Michael Green
Office held: President and CEO        Office held: Vice President and
                                                   Secretary


COLLINS PROPERTY                 )
DEVELOPMENT PTY LTD              )
Executed pursuant to s127(1)     )
Corporations Act                 )


----------------------------------    --------------------------------------
Signature - Kevin William Perkins     Signature - Heather Lynette Grace
Office held - Director                Office held - Director


COLLINS RESTAURANTS              )
MANAGEMENT PTY LTD               )
Executed pursuant to s127(1)     )
Corporations Act                 )


----------------------------------    --------------------------------------
Signature - Kevin William Perkins     Signature - Heather Lynette Grace
Office held - Director                Office held - Director


COLLINS RESTAURANTS NSW PTY      )
LTD                              )
Executed pursuant to s127(1)     )
Corporations Act                 )


----------------------------------    --------------------------------------
Signature - Kevin William Perkins     Signature - Heather Lynette Grace
Office held - Director                Office held - Director


COLLINS RESTAURANTS              )
QUEENSLAND PTY LTD               )
Executed pursuant to s127(1)     )
Corporations Act                 )


----------------------------------    --------------------------------------
Signature - Kevin William Perkins     Signature - Heather Lynette Grace
Office held - Director                Office held - Director

Executed on behalf of FURNACE    )
CONCEPTS AUSTRALIA CORP.         )
                                 )
                                 )


----------------------------------    --------------------------------------
Signature - Kevin William Perkins     Signature - Heather Lynette Grace
Office held - Director                Office held - Director


Executed on behalf of            )
FURNACE CONCEPTS                 )
INTERNATIONAL INC.               )
                                 )
                                 )

  /s/ Charles Boppell
----------------------------------    --------------------------------------
Signature                             Signature
Print name: Charles Boppell           Print name:
Office held: President and CEO        Office held:


Executed on behalf of            )
RESTAURANT CONCEPTS OF           )
AUSTRALIA PTY LTD                )
                                 )
                                 )

  /s/ Charles Boppell
----------------------------------    --------------------------------------
Signature                             Signature
Print name: Charles Boppell           Print name:
Office held: President and CEO        Office held:


Executed on behalf of            )
RESTAURANT CONCEPTS              )
INTERNATIONAL INC.               )
                                 )
                                 )

  /s/ Charles Boppell                   /s/ Michael Green
----------------------------------    --------------------------------------
Signature                             Signature
Print name: Charles Boppell           Print name: Michael Green
Office held: President and CEO        Office held: Vice President and
                                                   Secretary

SIZZLER AUSTRALIA PTY LTD        )
Executed pursuant to s127(1)     )
Corporations Act                 )


----------------------------------    --------------------------------------
Signature - Kevin William Perkins     Signature - Heather Lynette Grace
Office held - Director                Office held - Director


Executed on behalf of            )
SIZZLER FRANCHISE                )
DEVELOPMENT, LTD                 )
                                 )
                                 )

  /s/ Charles Boppell
----------------------------------    --------------------------------------
Signature                             Signature
Print name: Charles Boppell           Print name:
Office held: President and CEO        Office held:


Executed on behalf of            )
SIZZLER INTERNATIONAL MARKS      )
INC.                             )
                                 )
                                 )

  /s/ Charles Boppell                   /s/ Michael Green
----------------------------------    --------------------------------------
Signature                             Signature
Print name: Charles Boppell           Print name: Michael Green
Office held: President and CEO        Office held: Vice President and
                                                   Secretary


Executed on behalf of            )
SIZZLER NEW ZEALAND LIMITED      )
                                 )
                                 )
                                 )


----------------------------------    --------------------------------------
Signature                             Signature
Print name:                           Print name:
Office held:                          Office held:

SIZZLER RESTAURANTS GROUP        )
PTY LTD                          )
Executed pursuant to s127(1)     )
Corporations Act                 )


----------------------------------    --------------------------------------
Signature - Kevin William Perkins     Signature - Heather Lynette Grace
Office held - Director                Office held - Director


Executed on behalf of            )
SIZZLER RESTAURANT SERVICES      )
INC.                             )
                                 )
                                 )

  /s/ Charles Boppell
----------------------------------    --------------------------------------
Signature                             Signature
Print name: Charles Boppell           Print name:
Office held: President and CEO        Office held:


Executed on behalf of            )
SIZZLER SOUTH PACIFIC PTY LTD    )
                                 )
                                 )
                                 )

----------------------------------    --------------------------------------
Signature                             Signature
Print name:                           Print name:
Office held:                          Office held:


Executed on behalf of SIZZLER    )
SOUTH-EAST ASIA  INC.            )
                                 )
                                 )
                                 )

  /s/ Charles Boppell
----------------------------------    --------------------------------------
Signature                             Signature
Print name: Charles Boppell           Print name:
Office held: President and CEO        Office held:


Executed on behalf of SIZZLER    )
ASIA HOLDINGS, INC               )
                                 )
                                 )
                                 )

  /s/ Charles Boppell
----------------------------------    --------------------------------------
Signature                             Signature
Print name: Charles Boppell           Print name:
Office held: President and CEO        Office held:

                 COLLINS FOODS GROUP PTY LTD ACN 009 937 900
                 COLLINS FOODS INTERNATIONAL PTY LTD
                 COLLINS INTERNATIONAL INC.
                 COLLINS RESTAURANTS QUEENSLAND PTY LTD ACN 009 988 381 SIZZLER NEW ZEALAND LIMITED
                 SIZZLER SOUTH PACIFIC PTY LTD ARBN 010 713 952
                 SIZZLER SOUTH-EAST ASIA INC.
                 SIZZLER RESTAURANTS GROUP PTY LTD ACN 010 102 388 SIZZLER RESTAURANT SERVICES, INC.
                 SIZZLER ASIA HOLDINGS, INC.
                 COLLINS RESTAURANTS MANAGEMENT PTY LTD ACN 093 912 979 COLLINS RESTAURANTS NSW PTY LTD ACN 094 786 142

                                         (each a 'Debtor')

                 WORLDWIDE RESTAURANT CONCEPTS, INC.
                 SIZZLER INTERNATIONAL MARKS INC.
                 RESTAURANT CONCEPTS OF AUSTRALIA, PTY LTD
                 SIZZLER FRANCHISE DEVELOPMENT, LTD
                 FURNACE CONCEPTS INTERNATIONAL, INC
                 FURNACE CONCEPTS AUSTRALIA CORP. ARBN 070 065 468 RESTAURANT CONCEPTS INTERNATIONAL INC.
                 SIZZLER AUSTRALIA PTY LTD ACN 010 060 876
                 COLLINS PROPERTY DEVELOPMENT PTY LTD ACN 010 539 616 COLLINS FINANCE AND MANAGEMENT PTY LTD ACN 009 996 721 COLLINS FOODS AUSTRALIA PTY LTD ACN 009 914 103

                                   (each a 'Junior Creditor')

                 WESTPAC BANKING CORPORATION ABN 33 007 457 141

                               ('Senior Creditor')

                 SECOND DEED OF VARIATION - SUBORDINATION DEED

                  SECOND DEED OF VARIATION - SUBORDINATION DEED

DEED dated                                        2003

BETWEEN:  COLLINS FOODS GROUP PTY LTD ACN 009 937 900
          COLLINS FOODS INTERNATIONAL PTY LTD, a company incorporated in Nevada, United States of America
          COLLINS INTERNATIONAL INC, a company incorporated in Delaware, United States of America
          COLLINS RESTAURANTS QUEENSLAND PTY LTD ACN 009 988 381
          SIZZLER NEW ZEALAND LIMITED, a company incorporated in Nevada, United States of America
          SIZZLER SOUTH PACIFIC PTY LTD ARBN 010 713 952
          SIZZLER SOUTH-EAST ASIA INC, a company incorporated in Nevada, United States of America
          SIZZLER RESTAURANTS GROUP PTY LTD ACN 010 102 388
          SIZZLER RESTAURANT SERVICES, INC, a company incorporated in Nevada, United States of America
          SIZZLER ASIA HOLDINGS, INC. a company incorporated in Delaware, United States of America
          COLLINS RESTAURANTS MANAGEMENT PTY LTD ACN 093 912 979
          COLLINS RESTAURANTS NSW PTY LTD ACN 094 786 142 each of or c/- 16 Edmondstone Street, Newmarket, Brisbane, Queensland, Australia (each a `Debtor');

AND WORLDWIDE RESTAURANT CONCEPTS, INC. (formerly Sizzler International Inc.), a company incorporated in Delaware, United States of America SIZZLER INTERNATIONAL MARKS INC., a company incorporated in Delaware, United States of America
          RESTAURANT CONCEPTS OF AUSTRALIA, PTY LTD
          SIZZLER FRANCHISE DEVELOPMENT, LTD, a company incorporated in Bermuda FURNACE CONCEPTS INTERNATIONAL, INC, a company incorporated in Nevada, United States of America
          FURNACE CONCEPTS AUSTRALIA CORP. ARBN 070 065 468
          RESTAURANT CONCEPTS INTERNATIONAL INC, a company incorporated in Nevada, United States of America
          SIZZLER AUSTRALIA PTY LTD ACN 010 060 876
          COLLINS PROPERTY DEVELOPMENT PTY LTD ACN 010 539 616
          COLLINS FINANCE AND MANAGEMENT PTY LTD ACN 009 996 721
          COLLINS FOODS AUSTRALIA PTY LTD ACN 009 914 103 each of c/- 16 Edmondstone Street, Newmarket, Brisbane, Queensland, Australia (each a `Junior Creditor');

AND WESTPAC BANKING CORPORATION ABN 33 007 457 141, of 260 Queen Street, Brisbane, Queensland (`Senior Creditor')

RECITALS

A. The Senior Creditor, each Junior Creditor and each Debtor are parties to a Subordination Deed dated 21 August 2000 as amended (Subordination Deed).

B. The parties wish to vary the Subordination Deed in the manner set out in this deed.

AGREEMENT

1.   INTERPRETATION

1.1  Definitions

     Unless the context otherwise requires or the relevant term is defined in this document, terms defined in the Subordination Deed have the same meaning in this document.

1.2  Construction

     Clause 1.2 of the Subordination Deed applies as if incorporated in this document, so as to govern the interpretation of this document.

2.   CONSIDERATION

     Each Junior Creditor and each Debtor acknowledge entering into and incurring obligations and giving rights under this document in consideration of the Senior Creditor continuing to provide financial accommodation to or at their request.

3.   VARIATION

     The Subordination Deed is varied by replacing clause 5.2 with the following:

     "5.2  Specific provisions about payment

     Subject to clause 5.1, the following are permitted payments which may be made after the date of this Deed:

     (a) an annual payment not exceeding 3.5% of the retail sales revenue of Sizzler Restaurants Group Pty Ltd for royalties;

     (b) payments in aggregate not exceeding $500,000 per annum for amounts payable in the ordinary course of business;

     (c) rental payments to Collins Property Development Pty Ltd under existing leases of real property; and

     (d) repayment of Subordinated Debt owing to Restaurant Concepts International Inc of a principal amount of $20,800,000 plus accrued interest on that amount."

     (Variation).

4.   EFFECT OF THIS DOCUMENT ON EXISTING RIGHTS

     Nothing in this document prejudices or otherwise adversely affects any right or remedy of the Senior Creditor or any obligation or liability of any Debtor or Junior Creditor with respect to anything done or effected or otherwise arising before the execution of this document.

     The terms and conditions of the Subordination Deed are ratified as amended by the Variation.

5.   RELIANCE ON THIS DOCUMENT

     This document is enforceable against a party signing even if:

     (a) one or more of the persons named as a Debtor or Junior Creditor does not execute this document; or

     (b) this document is not enforceable against a person named as a Debtor or Junior Creditor (other than the signatory) for any reason.

6.   INDEMNITY AND COSTS

     Each Debtor will indemnify Westpac against any liability, loss, cost or expense (including legal costs on a full indemnity basis and including any goods and services tax or similar tax) it incurs in or as a result of a breach of the Debtor's obligations, or actual or contemplated enforcement of this agreement and any security for this agreement.

     Each Debtor will pay Westpac's reasonable external legal costs (including goods and services tax or similar tax) in relation to the preparation of this agreement and any security for this agreement, and any amendment of it, or any consent or waiver.

7.   GOVERNING LAW AND JURISDICTION

     This document is governed by the law applicable in Queensland. Each party submits to the non-exclusive jurisdiction of the courts of Queensland.

8.   COUNTERPARTS

     This document may be executed in any number of counterparts.

EXECUTED as a deed.


COLLINS FOODS GROUP PTY LTD      )
Executed pursuant to s127(1)     )
Corporations Act                 )


----------------------------------    --------------------------------------
Signature - Kevin William Perkins     Signature - Heather Lynette Grace

Office held - Director                Office held - Director


COLLINS FINANCE AND              )
MANAGEMENT PTY LTD               )
Executed pursuant to s127(1)     )
Corporations Act                 )


----------------------------------    --------------------------------------
Signature - Kevin William Perkins     Signature - Heather Lynette Grace

Office held - Director                Office held - Director


COLLINS FOODS AUSTRALIA PTY      )
LTD                              )
Executed pursuant to s127(1)     )
Corporations Act                 )


----------------------------------    --------------------------------------
Signature - Kevin William Perkins     Signature - Heather Lynette Grace

Office held - Director                Office held - Director


Executed on behalf of            )
COLLINS FOODS INTERNATIONAL      )
PTY LTD                          )
                                 )
                                 )

  /s/ Charles Boppell                   /s/ Michael Green
----------------------------------    --------------------------------------
Signature                             Signature

Print name:  Charles Boppell          Print name:  Michael Green

Office held: President and Chief      Office held: Vice President and
             Executive Officer                     Secretary

Executed on behalf of            )
COLLINS INTERNATIONAL INC.       )
                                 )
                                 )
                                 )

  /s/ Charles Boppell                   /s/ Michael Green
----------------------------------    --------------------------------------
Signature                             Signature
Print name:  Charles Boppell          Print name:  Michael Green

Office held: President and Chief      Office held: Vice President and
             Executive Officer                     Secretary


COLLINS PROPERTY                 )
DEVELOPMENT PTY LTD              )
Executed pursuant to s127(1)     )
Corporations Act                 )


----------------------------------    --------------------------------------
Signature - Kevin William Perkins     Signature - Heather Lynette Grace

Office held - Director                Office held - Director


COLLINS RESTAURANTS              )
MANAGEMENT PTY LTD               )
Executed pursuant to s127(1)     )
Corporations Act                 )


----------------------------------    --------------------------------------
Signature - Kevin William Perkins     Signature - Heather Lynette Grace

Office held - Director                Office held - Director


COLLINS RESTAURANTS NSW PTY      )
LTD                              )
Executed pursuant to s127(1)     )
Corporations Act                 )


----------------------------------    --------------------------------------
Signature - Kevin William Perkins     Signature - Heather Lynette Grace

Office held - Director                Office held - Director

COLLINS RESTAURANTS                )
QUEENSLAND PTY LTD                 )
Executed pursuant to s127(1)       )
Corporations Act                   )


___________________________________     _______________________________________
Signature - Kevin William Perkins       Signature - Heather Lynette Grace

Office held - Director                  Office held - Director


Executed on behalf of FURNACE      )
CONCEPTS AUSTRALIA CORP.           )
                                   )
                                   )


___________________________________     _______________________________________
Signature - Kevin William Perkins       Signature - Heather Lynette Grace

Office held - Director                  Office held - Director


Executed on behalf of              )
FURNACE CONCEPTS                   )
INTERNATIONAL INC.                 )
                                   )
                                   )

                                          /s/ Charles Boppell
___________________________________     ---------------------------------------
Signature                               Signature

Print name:                             Print name:  Charles Boppell

Office held:                            Office held: President and Chief
                                                     Executive Officer

Executed on behalf of              )
RESTAURANT CONCEPTS OF             )
AUSTRALIA PTY LTD                  )
                                   )
                                   )

                                          /s/ Charles Boppell
___________________________________     ---------------------------------------
Signature                               Signature

Print name:                             Print name:  Charles Boppell

Office held:                            Office held: President and Chief
                                                     Executive Officer

Executed on behalf of              )
RESTAURANT CONCEPTS                )
INTERNATIONAL INC.                 )
                                   )
                                   )
  /s/ Charles Boppell                     /s/ Michael Green
-----------------------------------     ---------------------------------------
Signature                               Signature

Print name:  Charles Boppell            Print name:  Michael Green

Office held: President and Chief        Office held: Vice President and
             Executive Officer                       Secretary


SIZZLER AUSTRALIA PTY LTD          )
Executed pursuant to s127(1)       )
Corporations Act                   )

___________________________________     _______________________________________
Signature - Kevin William Perkins       Signature - Heather Lynette Grace

Office held - Director                  Office held - Director



Executed on behalf of              )
SIZZLER FRANCHISE                  )
DEVELOPMENT, LTD                   )
                                   )
                                   )

                                          /s/ Charles Boppell
___________________________________     ----------------------------------------
Signature                               Signature

Print name:                             Print name:  Charles Boppell

Office held:                            Office held: President and Chief
                                                     Executive Officer


Executed on behalf of              )
SIZZLER INTERNATIONAL MARKS INC.   )
                                   )
                                   )
                                   )
  /s/ Charles Boppell                     /s/ Michael Green
-----------------------------------     ---------------------------------------
Signature                               Signature

Print name:  Charles Boppell            Print name:  Michael Green

Office held: President and Chief        Office held: Vice President and
             Executive Officer                       Secretary

Executed on behalf of              )
SIZZLER NEW ZEALAND LIMITED        )
                                   )
                                   )
                                   )

___________________________________     _______________________________________
Signature                               Signature

Print name:                             Print name:

Office held:                            Office held:



SIZZLER RESTAURANTS GROUP          )
PTY LTD                            )
Executed pursuant to s127(1)       )
Corporations Act                   )


___________________________________     _______________________________________
Signature - Kevin William Perkins       Signature - Heather Lynette Grace

Office held - Director                  Office held - Director



Executed on behalf of              )
SIZZLER RESTAURANT SERVICES INC.   )
                                   )
                                   )
                                   )

                                          /s/ Charles Boppell
___________________________________     ---------------------------------------
Signature                               Signature

Print name:                             Print name:  Charles Boppell

Office held:                            Office held: President and Chief
                                                     Executive Officer



Executed on behalf of              )
SIZZLER SOUTH PACIFIC PTY LTD      )
                                   )
                                   )
                                   )


___________________________________     _______________________________________
Signature                               Signature

Print name:                             Print name:

Office held:                            Office held:

Executed on behalf of SIZZLER      )
SOUTH-EAST ASIA INC.               )
                                   )
                                   )
                                   )

                                          /s/ Charles Boppell
___________________________________     ---------------------------------------
Signature                               Signature

Print name:                             Print name:  Charles Boppell

Office held:                            Office held: President and Chief
                                                     Executive Officer



Executed on behalf of SIZZLER ASIA )
HOLDINGS, INC                      )
                                   )
                                   )
                                   )

                                          /s/ Charles Boppell
___________________________________     ---------------------------------------
Signature                               Signature

Print name:                             Print name:  Charles Boppell

Office held:                            Office held: President and Chief
                                                     Executive Officer



Executed on behalf of WORLDWIDE    )
RESTAURANT CONCEPTS, INC.          )
                                   )
                                   )
                                   )

  /s/ Charles Boppell
-----------------------------------     _______________________________________
Signature                               Signature

Print name:  Charles Boppell            Print name:

Office held: President and Chief        Office held:
             Executive Officer


SIGNED on behalf of WESTPAC BANKING    )  Westpac) Banking Corporation by its
CORPORATION by its duly constituted    )  duly constituted Attorney:
Attorney                               )
                                       )
who certifies that he/she has no       )
notice of revocation of the powers     )
granted pursuant to Power of Attorney  )_______________________________________
No.704554851 in the presence of:       )



_______________________________________
Witness